UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2020

WESTERN ASSET

TOTAL RETURN

UNCONSTRAINED FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Total Return Unconstrained Fund for the twelve-month reporting period ended May 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2020

II	Western Asset Total Return Unconstrained Fund

Fund overview

Q. What is the Fund’s investment strategy?

A.    The Fund’s investment objective is to maximize long-term total return. The Fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund will invest at least 50% of its net assets in debt and fixed income securities rated at least in the Baa or BBB categories (“investment grade” securities) at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, foreign currency futures, forwards and options, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

In particular, the Fund may use certain derivatives, including interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other derivative instruments may also be used to a significant extent from time to time.

The Fund may use currency related transactions involving options and futures contracts, indexed securities and other derivatives instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy.

We use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the Fund may invest, we may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the Fund’s dollar-weighted average effective durationi and prevailing or anticipated market conditions. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration (including futures positions), as estimated by Western Asset Management Company, LLC (“Western Asset”), the Fund’s primary subadviser, within the range of -3 to 8 years. Although the Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default, under normal market conditions it is expected that the Fund will maintain a dollar-weighted average credit quality of portfolio holdings of at least the Baa/BBB categories or their equivalent (as determined by Western Asset).

Western Asset Total Return Unconstrained Fund 2020 Annual Report	1

Fund overview (cont’d)

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets, in general, posted mixed results over the twelve month reporting period ended May 31, 2020. Most spread sectors (non-Treasuries) lagged equal durationii Treasuries amid periods of heightened volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, aggressive monetary policy accommodation from the Federal Reserve Board (the “Fed”)iii, ongoing trade conflicts and a number of geopolitical issues.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.95% — the high for the period — and ended the period at 0.16%. The yield for the two-year Treasury note experienced a low for the period of 0.13% on May 7, 2020. The yield for the ten-year Treasury began the reporting period at 2.14% and ended the period at 0.65%. The yield for the ten-year Treasury peaked at 2.15% on June 10 and June 11, 2019, and the low for the period of 0.58% occurred on April 21, 2020.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We decreased the Fund’s allocations to emerging market debt (both to local currency- and U.S. dollar-denominated sovereign bonds). In contrast we increased its exposures to Treasury Inflation-Protected Securities (“TIPS”), investment-grade and high-yield corporate bonds and agency residential mortgage-backed securities (“RMBS”).

Interest rate derivatives, used in conjunction with cash bonds to establish the Fund’s duration and yield curvev positioning, detracted from performance during the reporting period. Credit default swaps were used to adjust the Fund’s exposures to certain sectors and individual issuers and contributed modestly to performance. Finally, currency derivatives, which were utilized to adjust the Fund’s currency exposure, were negative for performance.

Performance review

For the twelve months ended May 31, 2020, Class I shares of Western Asset Total Return Unconstrained Fund returned 1.26%. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Indexvi and the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Indexvii (formerly known as ICE BofAML USD LIBOR 3-Month Constant Maturity Index), returned 9.42% and 2.32%, respectively, for the same period. The Lipper Absolute Return Bond Funds Category Averageviii returned -0.69% over the same time frame.

2	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Performance Snapshot as of May 31, 2020 (unaudited)
(excluding sales charges)	6 months†	12 months†
Western Asset Total Return Unconstrained Fund:
Class A	-1.98%	0.98%
Class A2	-2.13%	1.01%
Class C	-2.42%	0.30%
Class FI	-2.07%	0.93%
Class R	-2.20%	0.74%
Class I	-1.91%	1.26%
Class IS	-1.87%	1.44%
Bloomberg Barclays U.S. Aggregate Index	5.40%	9.42%
ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index	1.07%	2.32%
Lipper Absolute Return Bond Funds Category Average	-2.48%	-0.69%

The performance shown represents past performance. Past performance is no guarantee future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2020 for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.45%, 1.19%, 0.83%, 1.46%, 1.14%, 1.85% and 1.95%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class R shares would have been 0.74%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

†

The total return includes gains from settlement of security litigations. Without these gains, the total return for the six months ended May 31, 2020 for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares would have been -2.08%, -2.13%, -2.42%, -2.17%, -2.20%, -1.91% and -1.87%, respectively. Without these gains, the total return for the twelve months ended May 31, 2020 for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares would have been 0.88%, 1.01%, 0.30%, 0.83%, 0.74%, 1.26% and 1.44%, respectively.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2019, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.49%, 1.14%, 1.76%, 1.02%, 1.33%, 0.73% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.80% for Class C shares, 1.10% for Class FI shares, 1.35% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A.    The largest contributor to the Fund’s absolute performance during the reporting period was its duration positioning, as rates moved lower across the yield curve.

The Fund’s allocations to investment-grade and high-yield corporate bonds were positive for performance as their spreads narrowed over the reporting period.

Q. What were the leading detractors from performance?

A.    The largest detractor from the Fund’s absolute performance during the reporting period was its emerging markets allocation.

The Fund’s structured product exposure, namely its positions in commercial mortgage-backed securities (“CMBS”), non-agency RMBS and asset-backed securities (“ABS”), also detracted significantly from returns as their spreads widened.

4	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Thank you for your investment in Western Asset Total Return Unconstrained Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 30, 2020

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities, commonly known as “junk bonds,” include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 58 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2020 were: Corporate Bonds & Notes (26.5%), U.S. Government & Agency Obligations (19.3%), Sovereign Bonds (10.9%), Collateralized Mortgage Obligations (9.9%) and U.S. Treasury Inflation Protected Securities (7.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses, or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly known as ICE BofAML USD LIBOR 3-Month Constant Maturity Index) is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 110 funds for the six-month period and among the 109 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2020 and May 31, 2019 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2019 and held for the six months ended May 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]
Class A	-1.98%	$1,000.00	$980.20	1.10%	$5.45	Class A	5.00%	$1,000.00	$1,019.50	1.10%	$5.55
Class A2	-2.13	1,000.00	978.70	1.20	5.94	Class A2	5.00	1,000.00	1,019.00	1.20	6.06
Class C	-2.42	1,000.00	975.80	1.80	8.89	Class C	5.00	1,000.00	1,016.00	1.80	9.07
Class FI	-2.07	1,000.00	979.30	1.10	5.44	Class FI	5.00	1,000.00	1,019.50	1.10	5.55
Class R	-2.20	1,000.00	978.00	1.37	6.77	Class R	5.00	1,000.00	1,018.15	1.37	6.91
Class I	-1.91	1,000.00	980.90	0.75	3.71	Class I	5.00	1,000.00	1,021.25	0.75	3.79
Class IS	-1.87	1,000.00	981.30	0.65	3.22	Class IS	5.00	1,000.00	1,021.75	0.65	3.29

[1]	For the six months ended May 31, 2020.

8	Western Asset Total Return Unconstrained Fund 2020 Annual Report

[2]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been lower.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class A2†	Class C†	Class FI†	Class R†	Class I†	Class IS†
Twelve Months Ended 5/31/20	0.98%	1.01%	0.30%	0.93%	0.74%	1.26%	1.44%
Five Years Ended 5/31/20	2.41	2.26	1.71	2.44	2.17	2.74	2.84
Ten Years Ended 5/31/20	N/A	N/A	N/A	3.07	N/A	3.34	3.41
Inception* through 5/31/20	2.59	2.07	1.85	—	2.33	—	—

With sales charges[2]	Class A†	Class A2†	Class C†	Class FI†	Class R†	Class I†	Class IS†
Twelve Months Ended 5/31/20	-3.34%	-3.32%	-0.67%	0.93%	0.74%	1.26%	1.44%
Five Years Ended 5/31/20	1.51	1.37	1.71	2.44	2.17	2.74	2.84
Ten Years Ended 5/31/20	N/A	N/A	N/A	3.07	N/A	3.34	3.41
Inception* through 5/31/20	2.04	1.34	1.85	—	2.33	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/20)	22.93%
Class A2 (Inception date of 5/1/14 through 5/31/20)	13.29
Class C (Inception date of 4/30/12 through 5/31/20)	15.94
Class FI (5/31/10 through 5/31/20)	35.30
Class R (Inception date of 4/30/12 through 5/31/20)	20.45
Class I (5/31/10 through 5/31/20)	38.92
Class IS (5/31/10 through 5/31/20)	39.84

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

†	The total return includes gains from settlement of security litigations. Without these gains, the total returns would have been lower.

*	Inception dates for Class A, A2, C, FI, R, I and IS shares are April 30, 2012, May 1, 2014, April 30, 2012, September 6, 2006, April 30, 2012, July 6, 2006 and August 4, 2008, respectively.

10	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Total Return Unconstrained Fund vs. Bloomberg Barclays U.S. Aggregate Index and ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index†* — May 2010—May 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Total Return Unconstrained Fund on May 31, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2020. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index and the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

*	Formerly known as ICE BofAML USD LIBOR 3-Month Constant Maturity Index.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	11

Schedule of investments

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 26.5%
Communication Services — 1.5%
Diversified Telecommunication Services — 0.5%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	2,300,000	$2,426,075	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,450,000	2,573,590	(a)
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	80,000	94,221
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	330,000	408,046
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	210,000	282,692
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	210,000	258,048
Total Diversified Telecommunication Services				6,042,672
Media — 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	750,000	789,251	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	60,000	62,981	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	60,000	62,391	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	330,000	341,601	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	1,010,000	1,208,251
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	180,000	201,116
Comcast Corp., Senior Notes	3.400%	4/1/30	330,000	375,565
Comcast Corp., Senior Notes	3.250%	11/1/39	70,000	76,972
Comcast Corp., Senior Notes	3.750%	4/1/40	80,000	91,629
Comcast Corp., Senior Notes	3.400%	7/15/46	50,000	54,938
Comcast Corp., Senior Notes	4.000%	3/1/48	90,000	107,644
Comcast Corp., Senior Notes	4.700%	10/15/48	1,160,000	1,515,715
Comcast Corp., Senior Notes	3.450%	2/1/50	430,000	481,738
DISH DBS Corp., Senior Notes	5.875%	11/15/24	310,000	306,867
Fox Corp., Senior Notes	5.476%	1/25/39	580,000	746,716
Prosus NV, Senior Notes	5.500%	7/21/25	1,120,000	1,256,248	(a)

See Notes to Financial Statements.

12	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Prosus NV, Senior Notes	4.850%	7/6/27	1,660,000	$1,846,883	(a)
Time Warner Cable LLC, Senior
Secured Notes	7.300%	7/1/38	650,000	869,747
Walt Disney Co., Senior Notes	8.450%	8/1/34	440,000	721,311
Total Media				11,117,564
Wireless Telecommunication Services — 0.2%
CSC Holdings LLC, Secured Notes	5.375%	7/15/23	400,000	406,930	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	230,000	332,239
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	20,000	20,259
T-Mobile USA Inc., Senior Notes	6.000%	4/15/24	10,000	10,199
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	580,000	630,593	(a)
T-Mobile USA Inc., Senior Secured Notes	4.500%	4/15/50	710,000	805,502	(a)
Total Wireless Telecommunication Services				2,205,722
Total Communication Services				19,365,958
Consumer Discretionary — 1.7%
Auto Components — 0.1%
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	866,000	858,163	(a)
Automobiles — 0.2%
Ford Motor Credit Co. LLC, Senior Notes	3.336%	3/18/21	300,000	296,085
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	490,000	492,756
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	500,000	503,058
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	120,000	120,249
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	800,000	805,221
Total Automobiles				2,217,369
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	420,000	433,583	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	230,000	256,119
Total Diversified Consumer Services				689,702

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	13

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 0.6%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	130,000	$131,845	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.250%	6/1/25	20,000	20,153
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	140,000	140,324
Hilton Domestic Operating Co. Inc., Senior Notes	5.375%	5/1/25	260,000	267,202	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	200,000	201,288
Hilton Domestic Operating Co. Inc., Senior Notes	5.750%	5/1/28	170,000	176,375	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	40,000	39,846
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	720,000	716,267
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	1,510,000	1,465,732
McDonald’s Corp., Senior Notes	3.600%	7/1/30	340,000	385,782
McDonald’s Corp., Senior Notes	3.625%	9/1/49	70,000	76,971
McDonald’s Corp., Senior Notes	4.200%	4/1/50	300,000	358,513
Sands China Ltd., Senior Notes	4.600%	8/8/23	520,000	542,724
Sands China Ltd., Senior Notes	5.125%	8/8/25	730,000	770,621
Sands China Ltd., Senior Notes	5.400%	8/8/28	590,000	630,497
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,760,000	1,447,925	(a)
Total Hotels, Restaurants & Leisure				7,372,065
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.750%	11/15/22	500,000	523,262
Lennar Corp., Senior Notes	4.500%	4/30/24	380,000	398,090
Lennar Corp., Senior Notes	4.750%	5/30/25	110,000	117,711
Lennar Corp., Senior Notes	5.000%	6/15/27	60,000	64,864
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	459,525
Total Household Durables				1,563,452
Internet & Direct Marketing Retail — 0.0%
Amazon.com Inc., Senior Notes	4.250%	8/22/57	430,000	599,479
Specialty Retail — 0.1%
Home Depot Inc., Senior Notes	3.300%	4/15/40	200,000	223,440

See Notes to Financial Statements.

14	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Home Depot Inc., Senior Notes	3.900%	6/15/47	70,000	$84,900
Home Depot Inc., Senior Notes	3.350%	4/15/50	300,000	340,812
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	240,000	289,445
Lowe’s Cos. Inc., Senior Notes	5.000%	4/15/40	120,000	153,914
Lowe’s Cos. Inc., Senior Notes	5.125%	4/15/50	480,000	652,520
Total Specialty Retail				1,745,031
Textiles, Apparel & Luxury Goods — 0.5%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	2,540,000	2,591,067	(a)
Hanesbrands Inc., Senior Notes	5.375%	5/15/25	360,000	369,900	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	130,000	131,926	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	1,120,000	1,146,482
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	350,000	358,276	(a)
NIKE Inc., Senior Notes	2.850%	3/27/30	500,000	557,037
NIKE Inc., Senior Notes	3.250%	3/27/40	340,000	381,720
NIKE Inc., Senior Notes	3.375%	3/27/50	1,050,000	1,220,587
Total Textiles, Apparel & Luxury Goods				6,756,995
Total Consumer Discretionary				21,802,256
Consumer Staples — 1.7%
Beverages — 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.350%	6/1/40	920,000	1,030,471
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	4,210,000	5,293,677
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.500%	6/1/50	1,530,000	1,729,286
Coca-Cola Co., Senior Notes	4.125%	3/25/40	120,000	150,788
Coca-Cola Co., Senior Notes	4.200%	3/25/50	1,050,000	1,363,510
Coca-Cola Co., Senior Notes	2.600%	6/1/50	190,000	188,449
PepsiCo Inc., Senior Notes	2.875%	10/15/49	190,000	200,718
PepsiCo Inc., Senior Notes	3.625%	3/19/50	90,000	108,752
PepsiCo Inc., Senior Notes	3.875%	3/19/60	160,000	202,107
Total Beverages				10,267,758
Food & Staples Retailing — 0.1%
Costco Wholesale Corp., Senior Notes	1.375%	6/20/27	300,000	306,617
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	440,000	443,779

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	15

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — continued
CVS Pass-Through Trust, Senior Secured Trust	5.298%	1/11/27	13,769	$14,579	(a)
CVS Pass-Through Trust, Senior Secured Trust	6.036%	12/10/28	50,727	55,790
Total Food & Staples Retailing				820,765
Food Products — 0.2%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	88,000	92,406
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	130,000	138,357	(a)
Kraft Heinz Foods Co., Senior Notes	6.750%	3/15/32	20,000	24,796
Kraft Heinz Foods Co., Senior Notes	6.875%	1/26/39	50,000	61,158
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	10,000	12,305	(a)
Kraft Heinz Foods Co., Senior Notes	4.625%	10/1/39	10,000	9,738	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	220,000	226,944
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	480,000	494,364
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	670,000	634,591
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	320,000	319,078	(a)
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	330,000	345,955	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	5/15/28	130,000	136,461	(a)
Total Food Products				2,496,153
Household Products — 0.1%
Procter & Gamble Co., Senior Notes	3.550%	3/25/40	830,000	1,004,754
Procter & Gamble Co., Senior Notes	3.600%	3/25/50	810,000	1,020,224
Total Household Products				2,024,978
Tobacco — 0.5%
Altria Group Inc., Senior Notes	4.400%	2/14/26	440,000	503,806
Altria Group Inc., Senior Notes	4.800%	2/14/29	1,520,000	1,755,363
Altria Group Inc., Senior Notes	3.875%	9/16/46	280,000	273,829
Altria Group Inc., Senior Notes	6.200%	2/14/59	1,080,000	1,383,323
BAT Capital Corp., Senior Notes	4.540%	8/15/47	2,090,000	2,230,171
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	600,000	618,893
Total Tobacco				6,765,385
Total Consumer Staples				22,375,039
Energy — 5.6%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	4.850%	11/15/35	760,000	770,262
Oil, Gas & Consumable Fuels — 5.5%
Apache Corp., Senior Notes	4.375%	10/15/28	320,000	284,367

See Notes to Financial Statements.

16	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	4.250%	1/15/30	1,710,000	$1,509,921
Apache Corp., Senior Notes	4.750%	4/15/43	150,000	116,723
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	750,000	733,631	(a)
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	10,000	9,833
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	1,430,000	1,522,312	(a)
Chevron Corp., Senior Notes	3.078%	5/11/50	80,000	86,864
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	1,740,000	1,700,214
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	330,000	326,919
Concho Resources Inc., Senior Notes	3.750%	10/1/27	470,000	492,546
Concho Resources Inc., Senior Notes	4.300%	8/15/28	940,000	1,021,926
Continental Resources Inc., Senior Notes	3.800%	6/1/24	370,000	323,750
Continental Resources Inc., Senior Notes	4.375%	1/15/28	1,470,000	1,245,384
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	400,000	329,718	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	1,340,000	1,104,555	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	210,000	226,436
Devon Energy Corp., Senior Notes	5.600%	7/15/41	380,000	353,481
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	410,000	420,060
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	190,000	184,991
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	90,000	87,860
Ecopetrol SA, Senior Notes	4.125%	1/16/25	720,000	733,064
Ecopetrol SA, Senior Notes	5.375%	6/26/26	350,000	373,576
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,620,000	1,691,774
Energy Transfer Operating LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	1,500,000	1,252,575	(b)(c)
Energy Transfer Operating LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	1,180,000	974,975	(b)(c)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	17

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	90,000	$94,975
Energy Transfer Operating LP, Senior Notes	5.250%	4/15/29	130,000	139,057
Energy Transfer Operating LP, Senior Notes	3.750%	5/15/30	870,000	860,688
Energy Transfer Operating LP, Senior Notes	6.250%	4/15/49	100,000	108,919
Energy Transfer Operating LP, Senior Notes	5.000%	5/15/50	700,000	674,010
Energy Transfer Partners LP/Regency
Energy Finance Corp., Senior Notes	5.875%	3/1/22	40,000	42,158
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	360,000	382,577
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	1,040,000	1,088,507
Enterprise Products Operating LLC, Senior Notes	6.875%	3/1/33	640,000	804,244
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	890,000	899,323
EOG Resources Inc., Senior Notes	4.375%	4/15/30	120,000	142,272
EOG Resources Inc., Senior Notes	4.950%	4/15/50	200,000	261,732
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	1,150,000	1,442,368
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	570,000	630,972
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	1,790,000	1,910,569	(a)
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	224,190	(a)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	530,000	641,300	(a)
Kinder Morgan Inc., Senior Notes	5.000%	2/15/21	160,000	162,824	(a)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	1,220,000	1,645,276
Lukoil International Finance BV, Senior Notes	6.125%	11/9/20	390,000	398,573	(a)
Lukoil International Finance BV, Senior Notes	6.656%	6/7/22	2,360,000	2,578,064	(d)
MPLX LP, Senior Notes	4.875%	6/1/25	550,000	585,921
NGPL PipeCo LLC, Senior Notes	4.875%	8/15/27	2,930,000	3,192,651	(a)
Noble Energy Inc., Senior Notes	3.850%	1/15/28	270,000	245,984
Occidental Petroleum Corp., Senior Notes	4.850%	3/15/21	2,302,000	2,267,470

See Notes to Financial Statements.

18	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	2.600%	8/13/21	430,000	$416,240
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	380,000	345,914
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	1,380,000	1,104,000
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	820,000	602,454
Occidental Petroleum Corp., Senior Notes	7.950%	6/15/39	2,330,000	1,805,750
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	1,000,000	687,500
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	1,330,000	778,050
Occidental Petroleum Corp., Senior Notes (3 mo. USD LIBOR + 0.950%)	1.398%	2/8/21	900,000	866,141	(c)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	2,295,003
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	2,580,000	2,568,958
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,620,000	1,524,088
QEP Resources Inc., Senior Notes	6.875%	3/1/21	650,000	457,356
Range Resources Corp., Senior Notes	5.875%	7/1/22	76,000	72,277
Range Resources Corp., Senior Notes	5.000%	3/15/23	1,890,000	1,715,562
Range Resources Corp., Senior Notes	4.875%	5/15/25	420,000	352,538
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	2,540,000	2,472,182	(a)
Shell International Finance BV, Senior Notes	2.750%	4/6/30	250,000	270,940
Shell International Finance BV, Senior Notes	3.250%	4/6/50	1,270,000	1,360,189
Sunoco Logistics Partners Operations LP, Senior Notes	5.300%	4/1/44	60,000	59,389
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	230,000	225,468
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	110,000	111,907

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	19

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	70,000	$69,725
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	210,000	219,827
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	680,000	661,575
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	110,000	117,802
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	300,000	306,454	(a)
Western Midstream Operating LP, Senior Notes	3.100%	2/1/25	280,000	261,974
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	290,000	265,263
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	3,400,000	3,067,480
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	750,000	611,250
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	460,000	374,762
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	1,010,000	1,076,291
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	220,000	257,214
WPX Energy Inc., Senior Notes	6.000%	1/15/22	20,000	20,120
WPX Energy Inc., Senior Notes	8.250%	8/1/23	2,660,000	2,849,246
WPX Energy Inc., Senior Notes	5.250%	10/15/27	40,000	38,793
WPX Energy Inc., Senior Notes	4.500%	1/15/30	40,000	36,737
YPF SA, Senior Notes	8.500%	3/23/21	2,550,000	1,896,499	(a)
Total Oil, Gas & Consumable Fuels				70,754,997
Total Energy				71,525,259
Financials — 6.4%
Banks — 4.3%
BAC Capital Trust XIV, Junior Subordinated Notes (the greater of 3 mo. USD LIBOR + 0.400% or 4.000%)	4.000%	6/15/20	370,000	324,954	(b)(c)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	650,000	668,254	(c)

See Notes to Financial Statements.

20	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	631,000		$687,785	(c)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	300,000		330,519	(c)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	1,270,000		1,511,064	(c)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	1,220,000		1,334,236
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,930,000		2,172,263
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,120,000		1,212,027	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,680,000		2,936,239	(a)
CIT Group Inc., Senior Notes	5.000%	8/15/22	824,000		828,627
CIT Group Inc., Senior Notes	4.750%	2/16/24	100,000		100,344
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	140,000		143,403	(b)(c)
Citigroup Inc., Senior Notes	4.650%	7/30/45	1,308,000		1,604,993
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,680,000		1,963,156
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	1,440,000		1,605,263
Cooperatieve Rabobank UA, Junior Subordinated Notes (4.625% to 12/29/25 then EUR 5 year Swap Rate + 4.098%)	4.625%	12/29/25	2,200,000	EUR	2,503,192	(b)(c)(d)
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	1,420,000		1,551,346
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	300,000		331,771
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,650,000		1,896,972	(a)(b)(c)
HSBC Holdings PLC, Junior Subordinated Notes (5.250% to 9/16/22 then EUR 5 year Swap Rate + 4.383%)	5.250%	9/16/22	1,330,000	EUR	1,472,504	(b)(c)(d)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	21

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,430,000		$1,425,803	(b)(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	450,000		484,440
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	530,000		533,882	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,230,000		1,234,908	(a)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	620,000		634,270	(c)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	640,000		649,217	(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (6.375% to 6/27/20 then EUR 5 year Swap Rate + 5.290%)	6.375%	6/27/25	1,312,000	EUR	1,408,857	(b)(c)(d)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	870,000		940,326
Nordea Bank Abp, Subordinated Notes	4.875%	5/13/21	910,000		939,861	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,200,000		1,321,600
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	7,320,000		7,884,015
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	6/29/20	130,000		129,802	(b)(c)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then 3 mo. USD LIBOR + 3.770%)	4.478%	4/4/31	380,000		446,726	(c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. USD LIBOR + 4.240%)	5.013%	4/4/51	4,980,000		6,536,420	(c)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	3,768,000		4,166,725

See Notes to Financial Statements.

22	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	700,000		$788,429
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000		593,641
Total Banks					55,297,834
Capital Markets — 1.4%
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	580,000		644,823	(a)(c)
Goldman Sachs Capital II, Junior Subordinated Notes (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	6/29/20	75,000		63,750	(b)(c)
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000		646,241
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	590,000		849,643
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	740,000		920,657
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,610,000		1,786,934
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	530,000		656,580
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	6/29/20	100,000		0	*(b)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000		0	*(f)(g)(h)(i)
Morgan Stanley, Senior Notes (5.597% to 3/24/50 then SOFR + 4.840%)	5.597%	3/24/51	2,800,000		4,045,458	(c)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	7,810,000		8,047,385	(a)(b)(c)
Total Capital Markets					17,661,471
Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,150,000		1,121,046
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	1,350,000		1,268,876
DAE Funding LLC, Senior Notes	5.750%	11/15/23	180,000		159,506	(a)
Indian Railway Finance Corp. Ltd., Senior Secured Notes	7.270%	6/15/27	100,000,000	INR	1,371,073

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	23

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	1,890,000		$1,669,382	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	370,000		313,824	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	880,000		757,109	(a)
Power Finance Corp. Ltd., Senior Notes	7.280%	6/10/22	100,000,000	INR	1,342,410
Total Diversified Financial Services					8,003,226
Insurance — 0.1%
MetLife Inc., Junior Subordinated Notes (6.400% to 12/15/36 then 3 mo. USD LIBOR + 2.205%)	6.400%	12/15/36	830,000		963,970	(c)
Total Financials					81,926,501
Health Care — 3.7%
Biotechnology — 0.4%
AbbVie Inc., Senior Notes	2.950%	11/21/26	1,380,000		1,483,720	(a)
AbbVie Inc., Senior Notes	4.050%	11/21/39	3,090,000		3,462,504	(a)
AbbVie Inc., Senior Notes	4.250%	11/21/49	90,000		104,303	(a)
Total Biotechnology					5,050,527
Health Care Equipment & Supplies — 0.2%
Becton Dickinson and Co., Senior Notes	3.700%	6/6/27	2,009,000		2,259,722
Health Care Providers & Services — 2.5%
Aetna Inc., Senior Notes	2.800%	6/15/23	170,000		177,931
Centene Corp., Senior Notes	4.750%	5/15/22	160,000		162,364
Centene Corp., Senior Notes	4.750%	1/15/25	540,000		558,957
Centene Corp., Senior Notes	5.375%	6/1/26	1,200,000		1,271,772	(a)
Cigna Corp., Senior Notes	4.125%	11/15/25	460,000		523,914
Cigna Corp., Senior Notes	4.375%	10/15/28	1,140,000		1,340,869
CommonSpirit Health, Secured Notes	4.350%	11/1/42	3,750,000		3,747,536
CommonSpirit Health, Senior Secured Notes	3.817%	10/1/49	600,000		624,095
CVS Health Corp., Senior Notes	2.750%	12/1/22	600,000		625,700
CVS Health Corp., Senior Notes	4.000%	12/5/23	620,000		676,649
CVS Health Corp., Senior Notes	4.100%	3/25/25	3,630,000		4,057,690
CVS Health Corp., Senior Notes	4.300%	3/25/28	3,900,000		4,463,682
CVS Health Corp., Senior Notes	3.750%	4/1/30	370,000		414,377
CVS Health Corp., Senior Notes	4.125%	4/1/40	190,000		220,279
CVS Health Corp., Senior Notes	5.050%	3/25/48	1,940,000		2,496,351

See Notes to Financial Statements.

24	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
CVS Health Corp., Senior Notes	4.250%	4/1/50	450,000	$530,848
Dignity Health, Secured Notes	5.267%	11/1/64	860,000	922,570
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	430,000	430,777	(a)
Hackensack Meridian Health Inc., Secured Notes	4.211%	7/1/48	1,060,000	1,241,464
HCA Inc., Senior Notes	5.375%	2/1/25	580,000	638,171
HCA Inc., Senior Notes	5.375%	9/1/26	540,000	598,404
HCA Inc., Senior Notes	5.625%	9/1/28	20,000	22,971
HCA Inc., Senior Notes	3.500%	9/1/30	150,000	148,000
HCA Inc., Senior Secured Notes	5.000%	3/15/24	720,000	793,520
HCA Inc., Senior Secured Notes	5.250%	6/15/26	10,000	11,384
HCA Inc., Senior Secured Notes	5.500%	6/15/47	740,000	889,123
Humana Inc., Senior Notes	3.150%	12/1/22	1,160,000	1,216,274
Humana Inc., Senior Notes	8.150%	6/15/38	480,000	710,522
Humana Inc., Senior Notes	4.625%	12/1/42	180,000	221,786
UnitedHealth Group Inc., Senior Notes	4.625%	7/15/35	1,200,000	1,573,135
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	140,000	178,710
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	100,000	131,616
UnitedHealth Group Inc., Senior Notes	3.125%	5/15/60	180,000	189,616
Willis-Knighton Medical Center, Secured Notes	4.813%	9/1/48	770,000	945,530
Total Health Care Providers & Services				32,756,587
Pharmaceuticals — 0.6%
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	20,000	20,713	(a)
Bristol-Myers Squibb Co., Senior Notes	3.625%	5/15/24	160,000	176,039	(a)
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	460,000	638,380	(a)
Bristol-Myers Squibb Co., Senior Notes	4.250%	10/26/49	1,400,000	1,849,572	(a)
Pfizer Inc., Senior Notes	2.625%	4/1/30	560,000	612,700
Pfizer Inc., Senior Notes	1.700%	5/28/30	110,000	110,703
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	2,300,000	2,284,900

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	25

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	60,000	$57,583
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	10,000	9,873
Teva Pharmaceutical Finance
Netherlands III BV, Senior Notes	2.200%	7/21/21	450,000	442,226
Teva Pharmaceutical Finance
Netherlands III BV, Senior Notes	2.800%	7/21/23	310,000	293,758
Teva Pharmaceutical Finance
Netherlands III BV, Senior Notes	3.150%	10/1/26	1,530,000	1,379,226
Total Pharmaceuticals				7,875,673
Total Health Care				47,942,509
Industrials — 2.3%
Aerospace & Defense — 1.2%
Boeing Co., Senior Notes	2.700%	2/1/27	710,000	662,185
Boeing Co., Senior Notes	5.150%	5/1/30	1,790,000	1,921,797
Boeing Co., Senior Notes	3.250%	2/1/35	790,000	679,778
Boeing Co., Senior Notes	3.550%	3/1/38	150,000	123,415
Boeing Co., Senior Notes	5.705%	5/1/40	1,460,000	1,608,446
Boeing Co., Senior Notes	3.750%	2/1/50	120,000	104,945
Boeing Co., Senior Notes	5.805%	5/1/50	3,390,000	3,854,912
Boeing Co., Senior Notes	5.930%	5/1/60	1,270,000	1,477,655
General Dynamics Corp., Senior Notes	4.250%	4/1/40	30,000	37,377
General Dynamics Corp., Senior Notes	4.250%	4/1/50	290,000	380,014
Northrop Grumman Corp., Senior Notes	5.150%	5/1/40	2,680,000	3,620,476
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	420,000	610,356
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	140,000	151,900	(a)
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	330,000	338,197	(a)
Total Aerospace & Defense				15,571,453
Airlines — 0.4%
Continental Airlines Pass-Through Trust, Senior Secured Trust	6.703%	6/15/21	5,004	4,882
Delta Air Lines Inc., Senior Notes	2.600%	12/4/20	220,000	218,803
Delta Air Lines Inc., Senior Notes	3.400%	4/19/21	1,050,000	1,008,969
Delta Air Lines Inc., Senior Notes	3.625%	3/15/22	1,300,000	1,180,855
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	160,000	142,312

See Notes to Financial Statements.

26	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	690,000	$559,131
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	1,710,000	1,768,842	(a)
Total Airlines				4,883,794
Commercial Services & Supplies — 0.1%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	870,000	973,943
GFL Environmental Inc., Senior Secured Notes	4.250%	6/1/25	300,000	304,500	(a)
Total Commercial Services & Supplies				1,278,443
Industrial Conglomerates — 0.3%
3M Co., Senior Notes	3.050%	4/15/30	110,000	122,973
3M Co., Senior Notes	3.700%	4/15/50	800,000	972,183
General Electric Co., Senior Notes	3.450%	5/1/27	120,000	119,419
General Electric Co., Senior Notes	3.625%	5/1/30	240,000	237,777
General Electric Co., Senior Notes	5.875%	1/14/38	1,320,000	1,476,554
General Electric Co., Senior Notes	6.875%	1/10/39	670,000	807,470
General Electric Co., Senior Notes	4.250%	5/1/40	250,000	243,632
General Electric Co., Senior Notes	4.350%	5/1/50	320,000	313,032
Total Industrial Conglomerates				4,293,040
Machinery — 0.1%
Deere & Co., Senior Notes	3.100%	4/15/30	130,000	147,551
Deere & Co., Senior Notes	3.750%	4/15/50	470,000	571,536
Total Machinery				719,087
Trading Companies & Distributors — 0.2%
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	370,000	371,782
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	20,000	21,421
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	230,000	244,792
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	1,460,000	1,521,780
Total Trading Companies & Distributors				2,159,775
Total Industrials				28,905,592
Information Technology — 0.7%
IT Services — 0.0%
Mastercard Inc., Senior Notes	3.850%	3/26/50	90,000	115,590
Semiconductors & Semiconductor Equipment — 0.6%
Broadcom Inc., Senior Notes	4.150%	11/15/30	1,860,000	1,954,961	(a)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	27

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — continued
Intel Corp., Senior Notes	4.600%	3/25/40	100,000	$131,031
Intel Corp., Senior Notes	4.750%	3/25/50	1,660,000	2,278,356
Intel Corp., Senior Notes	4.950%	3/25/60	500,000	729,497
NVIDIA Corp., Senior Notes	3.500%	4/1/40	200,000	228,170
NVIDIA Corp., Senior Notes	3.500%	4/1/50	1,000,000	1,146,076
NVIDIA Corp., Senior Notes	3.700%	4/1/60	370,000	440,515
Texas Instruments Inc., Senior Notes	1.750%	5/4/30	190,000	195,546
Total Semiconductors & Semiconductor Equipment				7,104,152
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC/EMC Corp.,
Senior Secured Notes	4.420%	6/15/21	1,145,000	1,166,675	(a)
Total Information Technology				8,386,417
Materials — 2.1%
Chemicals — 0.4%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	2,660,000	2,631,525	(d)
OCP SA, Senior Notes	5.625%	4/25/24	2,690,000	2,812,389	(a)
Total Chemicals				5,443,914
Containers & Packaging — 0.2%
Ardagh Packaging Finance PLC/
Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,430,000	1,476,046	(a)
Ardagh Packaging Finance PLC/
Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	930,000	918,203	(a)(j)
Total Containers & Packaging				2,394,249
Metals & Mining — 1.5%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	1,440,000	1,466,086	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,320,000	1,356,346	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	1,850,000	1,898,738	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	290,000	297,883	(a)
ArcelorMittal SA, Senior Notes	3.600%	7/16/24	680,000	673,078
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	1,520,000	1,819,758
ArcelorMittal SA, Senior Notes	7.000%	3/1/41	840,000	991,991
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	380,000	505,763

See Notes to Financial Statements.

28	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/19/25, then USD 5 year ICE Swap Rate + 5.093% to 10/19/45, then USD 5 year ICE Swap Rate + 5.843%)	6.750%	10/19/75	1,330,000		$1,527,658	(a)(c)
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	60,000		59,574
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	3,330,000		3,301,828
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	120,000		126,734	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	1,450,000		1,537,625	(a)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,320,000		2,907,064
Total Metals & Mining					18,470,126
Total Materials					26,308,289
Real Estate — 0.1%
Real Estate Management & Development — 0.1%
Country Garden Holdings Co. Ltd.,
Senior Secured Notes	7.250%	4/4/21	1,760,000		1,773,226	(d)
Utilities — 0.7%
Electric Utilities — 0.6%
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	2,490,000		2,785,713
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	3,186,000		4,684,719
Total Electric Utilities					7,470,432
Independent Power and Renewable Electricity Producers — 0.1%
NTPC Ltd., Senior Secured Notes	6.720%	11/24/21	50,000,000	INR	679,066
Multi-Utilities — 0.0%
Consolidated Edison Co. of New York Inc., Senior Notes	3.350%	4/1/30	220,000		244,918
Consolidated Edison Co. of New York Inc., Senior Notes	3.950%	4/1/50	150,000		176,767
Total Multi-Utilities					421,685
Total Utilities					8,571,183
Total Corporate Bonds & Notes (Cost — $324,110,231)					338,882,229
U.S. Government & Agency Obligations — 19.3%
U.S. Government Obligations — 19.3%
U.S. Treasury Bonds	3.750%	11/15/43	63,570,000		94,665,911	(k)(l)
U.S. Treasury Bonds	2.875%	8/15/45	31,610,000		41,689,392	(l)
U.S. Treasury Bonds	2.750%	8/15/47	31,360,000		40,993,400
U.S. Treasury Bonds	3.000%	2/15/48	27,310,000		37,414,700
U.S. Treasury Bonds	3.125%	5/15/48	19,160,000		26,867,035

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	29

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	3.000%	2/15/49	80,000		$110,456
U.S. Treasury Bonds	2.000%	2/15/50	2,720,000		3,118,703
U.S. Treasury Bonds	1.250%	5/15/50	800,000		770,063
U.S. Treasury Notes	1.750%	7/31/24	20,000		21,238
U.S. Treasury Notes	0.375%	4/30/25	140,000		140,465
U.S. Treasury Notes	0.625%	5/15/30	2,050,000		2,045,916
Total U.S. Government & Agency Obligations (Cost — $189,956,064)					247,837,279
Sovereign Bonds — 10.9%
Argentina — 0.4%
Argentine Bonos del Tesoro, Bonds	18.200%	10/3/21	56,970,000	ARS	353,757	(f)
Argentine Bonos del Tesoro, Bonds	16.000%	10/17/23	100,080,000	ARS	441,946	(f)
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	2,730,000		1,108,421	*(e)
Argentine Republic Government International Bond, Senior Notes, Step Bond (3.750% to 3/31/29 then 5.250%)	3.750%	12/31/38	3,240,000		1,220,816	*(e)
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	1,720,000		632,100	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,290,000		490,200	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	1,450,000		532,875	(a)
Total Argentina					4,780,115
Brazil — 2.1%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	13,498,000	BRL	2,870,810
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	5,000,000	BRL	1,089,583
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	102,532,000	BRL	22,565,883
Total Brazil					26,526,276
Ghana — 0.2%
Ghana Government International Bond	10.750%	10/14/30	2,270,000		2,561,763	(a)
India — 1.9%
India Government Bond	7.350%	6/22/24	370,000,000	INR	5,263,778
India Government Bond	7.590%	1/11/26	620,000,000	INR	8,897,293
India Government Bond	7.590%	3/20/29	700,000,000	INR	10,164,171
Total India					24,325,242

See Notes to Financial Statements.

30	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 0.9%
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	490,000		$520,211
Indonesia Government International Bond, Senior Notes	4.625%	4/15/43	1,310,000		1,491,864	(d)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	930,000		1,128,362	(d)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	550,000		612,803
Indonesia Treasury Bond	7.000%	5/15/27	19,447,000,000	IDR	1,320,892
Indonesia Treasury Bond	8.250%	5/15/29	93,966,000,000	IDR	6,804,656
Total Indonesia					11,878,788
Kenya — 0.1%
Kenya Government International Bond, Senior Notes	7.000%	5/22/27	1,820,000		1,742,453	(a)
Mexico — 1.8%
Mexican Bonos, Bonds	7.500%	6/3/27	146,140,000	MXN	7,190,382
Mexican Bonos, Senior Notes	8.500%	5/31/29	168,950,000	MXN	8,836,646
Mexican Bonos, Senior Notes	7.750%	11/13/42	140,691,900	MXN	6,802,980
Total Mexico					22,830,008
Russia — 3.5%
Russian Federal Bond — OFZ	7.050%	1/19/28	642,381,000	RUB	10,183,624
Russian Federal Bond — OFZ	6.900%	5/23/29	992,170,000	RUB	15,584,160
Russian Federal Bond — OFZ	7.650%	4/10/30	276,210,000	RUB	4,566,707
Russian Federal Bond — OFZ	7.250%	5/10/34	15,420,000	RUB	251,046
Russian Federal Bond — OFZ	7.700%	3/16/39	745,480,000	RUB	12,902,736
Russian Foreign Bond — Eurobond, Senior Notes	4.875%	9/16/23	1,400,000		1,550,836	(a)
Total Russia					45,039,109
Total Sovereign Bonds (Cost — $161,281,043)					139,683,754
Collateralized Mortgage Obligations (m) — 9.9%
Banc of America Funding Trust, 2014-R2 2A2 (1 mo. USD LIBOR + 0.210%)	0.384%	5/26/37	5,158,393		4,309,053	(a)(c)
Banc of America Funding Trust, 2015-R2 4A1 (1 mo. USD LIBOR + 0.165%)	0.333%	9/29/36	805,910		797,545	(a)(c)
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR + 0.165%)	0.801%	9/29/36	15,236,104		13,867,552	(a)(c)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	31

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (m) — continued
Banc of America Funding Trust, 2015-R2 9A2	0.820%	3/27/36	5,629,209	$4,648,474	(a)(c)
Banc of America Funding Trust, 2015-R2 10A1 (1 mo. USD LIBOR + 0.190%)	0.358%	6/29/37	14,228	14,278	(a)(c)
Banc of America Funding Trust, 2015-R4 6A1 (1 mo. USD LIBOR + 0.140%)	0.627%	8/27/36	185,851	186,098	(a)(c)
BBCCRE Trust, 2015-GTP E	4.563%	8/10/33	3,640,000	3,175,012	(a)(c)
Bear Stearns Mortgage Funding Trust, 2007-AR1 1A1 (1 mo. USD LIBOR + 0.160%)	0.328%	1/25/37	1,764,572	1,398,302	(c)
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	5.671%	5/15/37	4,900,000	3,271,763	(a)(c)
CHL Mortgage Pass-Through Trust, 2001-HYB1 1A1	3.954%	6/19/31	5,115	4,943	(c)
CHL Mortgage Pass-Through Trust, 2003-60 1A1	3.866%	2/25/34	54,116	51,786	(c)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1 (1 mo. USD LIBOR + 0.260%)	0.428%	11/25/35	128,715	101,155	(c)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	1,125,907	968,084
Countrywide Alternative Loan Trust, 2005-52CB 1A2, IO (-1.000 x 1 mo. USD LIBOR + 5.100%)	4.932%	11/25/35	5,295,901	809,392	(c)
Countrywide Alternative Loan Trust, 2005-76 3A1 (1 mo. USD LIBOR + 0.260%)	0.428%	1/25/46	92,880	81,427	(c)
Countrywide Alternative Loan Trust, 2006-4CB 1A4, IO (-1.000 x 1 mo. USD LIBOR + 5.300%)	5.132%	4/25/36	7,835,617	1,195,854	(c)
Countrywide Alternative Loan Trust, 2006-8T1 1A2, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	5.332%	4/25/36	4,375,089	565,591	(c)
Countrywide Alternative Loan Trust, 2006-21CB A6, IO (-1.000 x 1 mo. USD LIBOR + 5.600%)	5.432%	7/25/36	2,330,838	427,295	(c)
Credit Suisse Commercial Mortgage Securities Corp., 2018-TOP G (1 mo. USD LIBOR + 3.250%)	3.434%	8/15/35	4,800,000	3,842,890	(a)(c)

See Notes to Financial Statements.

32	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (m) — continued
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.419%	6/15/38	101,931	$52,835	(c)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	4,101,219	1,888,972
CSMC Trust, 2014-USA E	4.373%	9/15/37	2,170,000	1,625,611	(a)
CSMC Trust, 2014-USA F	4.373%	9/15/37	4,400,000	3,087,110	(a)
CSMC Trust, 2015-2R 3A1	0.907%	4/27/36	671,353	666,965	(a)(c)
CSMC Trust, 2015-2R 7A1	3.689%	8/27/36	678,416	667,547	(a)(c)
CSMC Trust, 2015-2R 7A2	3.689%	8/27/36	3,566,064	2,552,690	(a)(c)
CSMC Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.350%)	7.534%	7/15/32	9,800,000	5,582,428	(a)(c)
CSMC Trust, 2019-RIO A	4.764%	12/15/21	3,680,000	3,377,518	(a)(c)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	3,580,000	3,246,396	(a)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2004-4 7AR2 (1 mo. USD LIBOR + 0.450%)	0.618%	6/25/34	10,623	9,732	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2013-DN1 M2 (1 mo. USD LIBOR + 7.150%)	7.318%	7/25/23	815,544	723,114	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	10.918%	3/25/25	3,852,823	3,563,862	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 M2 (1 mo. USD LIBOR + 1.300%)	1.468%	3/25/29	223,096	222,823	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HRP1 M2 (1 mo. USD LIBOR + 2.450%)	2.618%	12/25/42	1,251,796	1,145,959	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (1 mo. USD LIBOR + 2.300%)	2.468%	1/25/50	2,310,000	1,570,873	(a)(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-51 B	7.000%	5/25/42	52,795	65,087

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	33

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (m) — continued
Federal National Mortgage Association (FNMA) REMIC, 2012- 118 CI, IO	3.500%	12/25/39	578,109	$20,808
First Horizon Alternative Mortgage Securities Trust, 2005-AA12 1A1	3.446%	2/25/36	47,470	38,444	(c)
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	1,227,382	1,290,814	(a)(c)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	13,430,826	42,909	(a)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	43,294	36,573	(c)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.000%	9/16/46	4,999,308	17,455	(c)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.237%	2/16/53	3,108,544	37,907	(c)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	0.128%	2/16/48	712,225	11,201	(c)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.754%	9/16/55	2,367,245	108,563	(c)
Government National Mortgage Association (GNMA), 2014-134 IA, IO	0.537%	1/16/55	54,325,434	927,645	(c)
Government National Mortgage Association (GNMA), 2017-21 IO, IO	0.771%	10/16/58	6,038,625	370,850	(c)
Government National Mortgage Association (GNMA), 2017-41 IO, IO	0.766%	7/16/58	1,753,717	99,900	(c)
Government National Mortgage Association (GNMA), 2019-123 A	3.000%	10/20/49	654,938	703,605
GreenPoint Mortgage Funding Trust, 2006-AR3 3A1 (1 mo. USD LIBOR + 0.230%)	0.398%	4/25/36	76,647	81,513	(c)
HarborView Mortgage Loan Trust, 2006-13 A (1 mo. USD LIBOR + 0.180%)	0.352%	11/19/46	127,277	102,239	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2020- NNNZ M	8.542%	1/16/37	2,385,526	1,688,707	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006- LDP7 AJ	6.071%	4/17/45	661,506	340,263	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007- CB19 AJ	5.814%	2/12/49	2,877,869	1,140,359	(c)

See Notes to Financial Statements.

34	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (m) — continued
JPMorgan Chase Commercial
Mortgage Securities Trust, 2007- LD12 AJ	6.493%	2/15/51	87,180	$82,752	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018- PHMZ M (1 mo. USD LIBOR + 8.208%)	8.391%	6/15/35	10,150,000	7,366,708	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019- BOLT C (1 mo. USD LIBOR + 3.800%)	3.984%	7/15/34	7,187,051	6,371,308	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019- BOLT XCP, IO	2.052%	7/15/34	10,027,388	228,674	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020- MKST G (1 mo. USD LIBOR + 4.250%)	4.434%	12/15/36	2,690,000	2,191,600	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020- MKST H (1 mo. USD LIBOR + 6.750%)	6.934%	12/15/36	3,020,000	2,317,623	(a)(c)
JPMorgan Resecuritization Trust, 2014-6 3A1 (1 mo. USD LIBOR + 0.210%)	0.697%	7/27/46	576,905	575,200	(a)(c)
Legacy Mortgage Asset Trust, 2019- GS7 A1, Step Bond	3.250%	11/25/59	3,549,835	3,588,283	(a)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	3.755%	5/25/34	40,752	37,897	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	604,991	359,149	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	780,154	463,133	(a)(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	5.991%	9/12/49	129,715	49,702	(c)
Morgan Stanley Capital I Trust, 2006- IQ12 AJ	5.399%	12/15/43	108,230	73,481
Natixis Commercial Mortgage Securities Trust, 2019-FAME D	4.398%	8/15/36	4,530,000	3,892,619	(a)(c)
Natixis Commercial Mortgage Securities Trust, 2019-TRUE A (1 mo. USD LIBOR + 2.011%)	2.193%	4/18/24	3,660,000	3,595,471	(a)(c)
New Residential Mortgage Loan Trust, 2019-2A A1	4.250%	12/25/57	2,664,085	2,861,975	(a)(c)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	35

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (m) — continued
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2006-AF2 4A	3.966%	8/25/36	89,606	$63,202	(c)
Residential Asset Securitization Trust, 2005-A15 2A11, IO (-1.000 x 1 mo. USD LIBOR + 5.550%)	5.382%	2/25/36	9,374,791	2,168,061	(c)
Starwood Retail Property Trust, 2014- STAR E (1 mo. USD LIBOR + 4.400%)	4.584%	11/15/27	7,530,000	2,716,280	(a)(c)
Structured Adjustable Rate Mortgage Loan Trust, 2004-4 3A2	3.836%	4/25/34	115,945	111,456	(c)
Tharaldson Hotel Portfolio Trust, 2018-THL G (1 mo. USD LIBOR + 6.350%)	6.597%	11/11/34	4,050,401	3,036,753	(a)(c)
Tharaldson Hotel Portfolio Trust, 2018-THL H (1 mo. USD LIBOR + 9.800%)	10.047%	11/11/34	4,050,401	3,030,352	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.889%	5/10/63	2,080,000	189,322	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.889%	5/10/63	2,089,986	160,024	(a)(c)
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR13 A1A (1 mo. USD LIBOR + 0.720%)	0.888%	11/25/34	2,552,536	2,433,622	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	2.691%	2/25/46	2,373,183	2,095,848	(c)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	419,071	413,206	(a)(c)
Total Collateralized Mortgage Obligations (Cost — $151,853,926)				127,299,472
U.S. Treasury Inflation Protected Securities — 7.8%
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	19,602,927	26,278,986	(k)(l)(n)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	7,157,664	8,582,010	(n)
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	6,067,679	7,722,558
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	4,544,440	5,684,857
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	4,124,037	5,346,044

See Notes to Financial Statements.

36	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — continued
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	21,089,420	$27,643,754	(l)
U.S. Treasury Bonds, Inflation
Indexed	0.250%	2/15/50	15,370,781	16,822,449
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/26	1,593,694	1,660,632
Total U.S. Treasury Inflation Protected Securities (Cost — $81,561,207)				99,741,290
Asset-Backed Securities — 5.2%
522 Funding CLO I Ltd., 2019-1A E (3 mo. USD LIBOR + 7.340%)	8.889%	1/15/33	600,000	503,947	(a)(c)
AccessLex Institute, 2004-A B1 (28 day Auction Rate Security)	0.000%	7/1/39	7,400,000	6,393,385	(c)
American Money Management Corp. CLO 20 Ltd., 2017-20A E (3 mo. USD LIBOR + 5.810%)	6.945%	4/17/29	1,900,000	1,472,986	(a)(c)
Amortizing Residential Collateral Trust, 2002-BC5 M1 (1 mo. USD LIBOR + 1.035%)	1.203%	7/25/32	86,495	84,739	(c)
Apex Credit CLO Ltd., 2019-2A D (3 mo. USD LIBOR + 4.050%)	5.041%	10/25/32	1,000,000	900,101	(a)(c)
ARES XLV CLO Ltd., 2017-45A E (3 mo. USD LIBOR + 6.100%)	7.319%	10/15/30	250,000	208,268	(a)(c)
Asset-Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4 (1 mo. USD LIBOR + 0.945%)	1.113%	4/25/35	431,512	434,607	(c)
Avis Budget Rental Car Funding AESOP LLC, 2019-1A C	4.530%	3/20/23	2,200,000	1,672,467	(a)
Ballyrock CLO Ltd., 2018-1A C (3 mo. USD LIBOR + 3.150%)	4.285%	4/20/31	1,400,000	1,322,502	(a)(c)
Benefit Street Partners CLO IV Ltd., 2014-IVA CRR (3 mo. USD LIBOR + 3.800%)	4.935%	1/20/29	1,570,000	1,460,535	(a)(c)
BlueMountain CLO Ltd., 2016-2A DR (3 mo. USD LIBOR + 7.790%)	8.167%	8/20/32	750,000	610,827	(a)(c)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	4.835%	7/20/31	3,250,000	2,953,645	(a)(c)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	7.135%	4/20/29	3,700,000	3,100,874	(a)(c)
Cent CLO 24 Ltd., 2015-24A CR (3 mo. USD LIBOR + 3.150%)	4.369%	10/15/26	1,980,000	1,788,637	(a)(c)
Community Funding CLO, 2015-1A A	5.750%	11/1/27	2,451,739	2,632,246	(a)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	37

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Cook Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.400%)	6.535%	4/17/30	250,000	$201,923	(a)(c)
Countrywide Home Equity Loan Trust, 2007-A A (1 mo. USD LIBOR + 0.120%)	0.304%	4/15/37	1,383,695	1,291,467	(c)
CreditShop Credit Card Co. LLC, 2019-1 B (1 mo. USD LIBOR + 6.250%)	6.434%	8/15/24	3,597,485	3,591,355	(a)(c)
Cumberland Park CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.650%)	6.785%	7/20/28	2,000,000	1,701,320	(a)(c)
Dividend Solar Loans LLC, 2018-1 C	5.140%	7/20/38	3,580,350	3,477,313	(a)
Dividend Solar Loans LLC, 2019-1 A	3.670%	8/22/39	2,535,778	2,532,908	(a)
Fremont Home Loan Trust, 2006-B 2A2 (1 mo. USD LIBOR + 0.100%)	0.268%	8/25/36	367,689	140,293	(c)
GoldenTree Loan Opportunities IX Ltd., 2014-9A DR2 (3 mo. USD LIBOR + 3.000%)	3.841%	10/29/29	1,550,000	1,374,317	(a)(c)
Golub Capital Partners CLO Ltd., 2019-45A C (3 mo. USD LIBOR + 3.800%)	4.935%	10/20/31	950,000	848,990	(a)(c)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	6.169%	4/15/31	2,000,000	1,590,604	(a)(c)
Greywolf CLO IV Ltd., 2019-1A C (3 mo. USD LIBOR + 3.950%)	5.085%	4/17/30	2,020,000	1,879,004	(a)(c)
Halsey Point CLO I Ltd., 2019-1A F (3 mo. USD LIBOR + 8.200%)	10.107%	1/20/33	860,000	416,286	(a)(c)
LCM XIV LP, 14A ER (3 mo. USD LIBOR + 5.500%)	6.635%	7/20/31	400,000	299,126	(a)(c)
Lehman XS Trust, 2006-16N A4B (1 mo. USD LIBOR + 0.240%)	0.408%	11/25/46	12,535	1,741	(c)
Lehman XS Trust, 2006-GP3 2A2 (1 mo. USD LIBOR + 0.220%)	0.388%	6/25/46	17,214	20,499	(c)
Marathon CLO 14 Ltd., 2019-2A BA (3 mo. USD LIBOR + 3.300%)	5.203%	1/20/33	1,410,000	1,317,445	(a)(c)
MASTR Specialized Loan Trust, 2006-3 A (1 mo. USD LIBOR + 0.260%)	0.428%	6/25/46	143,543	132,629	(a)(c)
Midocean Credit CLO VII, 2017-7A D (3 mo. USD LIBOR + 3.880%)	5.099%	7/15/29	1,000,000	829,257	(a)(c)
Oaktree CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.200%)	6.335%	10/20/27	1,250,000	881,175	(a)(c)

See Notes to Financial Statements.

38	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Oaktree CLO Ltd., 2019-1A D (3 mo. USD LIBOR + 3.800%)	4.898%	4/22/30	2,600,000	$2,233,832	(a)(c)
OHA Loan Funding Ltd., 2015-1A DR2 (3 mo. USD LIBOR + 4.000%)	4.392%	11/15/32	725,000	685,838	(a)(c)
OZLM XVIII Ltd., 2018-18A D (3 mo. USD LIBOR + 2.850%)	4.069%	4/15/31	800,000	682,240	(a)(c)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	4.445%	6/22/30	3,344,000	2,770,410	(a)(c)
Sound Point CLO XXII Ltd., 2019-1A D (3 mo. USD LIBOR + 3.900%)	5.035%	1/20/32	250,000	231,070	(a)(c)
Specialty Underwriting & Residential Finance Trust, 2004-BC1 M1 (1 mo. USD LIBOR + 0.765%)	0.933%	2/25/35	3,632,789	3,322,223	(c)
Symphony CLO XIX Ltd., 2018-19A E (3 mo. USD LIBOR + 5.200%)	6.376%	4/16/31	900,000	689,313	(a)(c)
Thayer Park CLO Ltd., 2017-1A C (3 mo. USD LIBOR + 3.700%)	4.835%	4/20/29	1,750,000	1,664,728	(a)(c)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	1,869,498	1,837,850
Venture XVII CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	6.959%	4/15/27	2,600,000	1,680,640	(a)(c)
VOYA CLO, 2017-2A D (3 mo. USD LIBOR + 6.020%)	7.239%	6/7/30	600,000	471,973	(a)(c)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	4.869%	10/15/31	2,260,000	1,872,317	(a)(c)
Total Asset-Backed Securities (Cost — $73,843,622)				66,209,852
Senior Loans — 4.0%
Communication Services — 0.7%
Diversified Telecommunication Services — 0.1%
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	2.684%	1/31/28	1,050,000	1,018,646	(c)(o)(p)
Entertainment — 0.4%
Allen Media LLC, Initial Term Loan (1 mo. USD LIBOR + 5.500%)	5.823%	2/10/27	3,740,000	3,590,400	(c)(g)(o)(p)
CEOC LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	2.174%	10/7/24	1,779,030	1,737,147	(c)(o)(p)
Total Entertainment				5,327,547

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	39

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — 0.1%
iHeartCommunications Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	3.174%	5/1/26	152,719	$143,365	(c)(o)(p)
Nexstar Broadcasting Inc., Term Loan B4 (1 mo. USD LIBOR + 2.750%)	3.120%	9/18/26	1,796,369	1,738,436	(c)(o)(p)
Total Media				1,881,801
Wireless Telecommunication Services — 0.1%
CSC Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.500%)	2.684%	4/15/27	9,975	9,667	(c)(o)(p)
T-Mobile USA Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.174%	4/1/27	1,010,000	1,011,368	(c)(o)(p)(q)
Total Wireless Telecommunication Services				1,021,035
Total Communication Services				9,249,029
Consumer Discretionary — 0.6%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2019 Refinancing Term Loan B1 (1 mo. USD LIBOR + 3.250%)	4.250%	9/23/26	1,739,596	1,698,716	(c)(o)(p)
Hotels, Restaurants & Leisure — 0.4%
Alterra Mountain Co., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	2.924%	7/31/24	356,354	337,534	(c)(o)(p)
Boyd Gaming Corp., Refinancing Term Loan B (1 week USD LIBOR + 2.250%)	2.345%	9/15/23	12,786	12,288	(c)(o)(p)
Equinox Holdings Inc., First Lien Incremental Term Loan B1 (1 mo. USD LIBOR + 3.000%)	4.072%	3/8/24	1,611,735	1,222,501	(c)(o)(p)
Scientific Games International Inc., Initial Term Loan B5	2.924-3.612%	8/14/24	1,663,636	1,498,658	(c)(o)(p)
Wynn Resorts Finance LLC, Term Loan Facility A (1 mo. USD LIBOR + 1.750%)	1.930%	9/20/24	1,881,750	1,768,845	(c)(g)(o)(p)
Total Hotels, Restaurants & Leisure				4,839,826
Specialty Retail — 0.1%
Academy Ltd., Initial Term Loan (1 mo. USD LIBOR + 4.000%)	5.000%	7/1/22	1,627,293	1,213,350	(c)(o)(p)
Party City Holdings Inc., 2018 Replacement Term Loan	3.250-4.100%	8/19/22	377,247	189,449	(c)(o)(p)
Total Specialty Retail				1,402,799
Total Consumer Discretionary				7,941,341

See Notes to Financial Statements.

40	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
US Foods Inc., 2019 Incremental Term Loan B (1 mo. USD LIBOR + 2.000%)	3.072%	9/13/26	400,000	$379,500	(c)(o)(p)
US Foods Inc., Repriced Term Loan (1 mo. USD LIBOR + 1.750%)	1.924%	6/27/23	400,000	378,688	(c)(o)(p)
Total Consumer Staples				758,188
Financials — 0.9%
Capital Markets — 0.1%
Focus Financial Partners LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	2.174%	7/3/24	656,658	636,958	(c)(o)(p)
Diversified Financial Services — 0.4%
Citadel Securities LP, Term Loan Facility B (1 mo. USD LIBOR + 2.750%)	2.924%	2/27/26	992,500	977,613	(c)(o)(p)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (1 mo. USD LIBOR + 3.750%)	4.750%	4/9/27	1,240,000	1,220,883	(c)(o)(p)
Jane Street Group LLC, Dollar Term Loan (1 mo. USD LIBOR + 3.000%)	3.174%	1/31/25	42,604	41,698	(c)(o)(p)
Stars Group Holdings BV, USD Term Loan (3 mo. USD LIBOR + 3.500%)	4.950%	7/10/25	51,548	51,032	(c)(o)(p)
TKC Holdings Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	4.750%	2/1/23	1,667,606	1,567,550	(c)(g)(o)(p)
UFC Holdings LLC, Term Loan B (3 mo. USD LIBOR + 3.250%)	4.250%	4/29/26	1,162,336	1,118,749	(c)(o)(p)
VFH Parent LLC, Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.222%	3/1/26	393,553	387,157	(c)(o)(p)
Total Diversified Financial Services				5,364,682
Insurance — 0.4%
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	3.174%	11/3/24	272,533	265,719	(c)(o)(p)
Asurion LLC, Second Lien Replacement Term Loan B2 (1 mo. USD LIBOR + 6.500%)	6.674%	8/4/25	3,810,000	3,808,095	(c)(o)(p)
Sedgwick Claims Management Services Inc., Term Loan (1 mo. USD LIBOR + 3.250%)	3.424%	12/31/25	1,751,133	1,658,653	(c)(o)(p)
Total Insurance				5,732,467
Total Financials				11,734,107

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	41

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 0.7%
Health Care Providers & Services — 0.5%
Air Medical Group Holdings Inc., 2018 Term Loan (3 mo. USD LIBOR + 3.250%)	4.250%	4/28/22	1,318,803	$1,281,986	(c)(o)(p)
EyeCare Partners LLC, First Lien Initial Delayed Draw Term Loan	—	2/18/27	17,027	15,551	(q)
EyeCare Partners LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	4.822%	2/18/27	72,973	66,649	(c)(o)(p)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	3.924%	11/17/25	488,733	469,654	(c)(o)(p)
Option Care Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	4.674%	8/6/26	1,785,525	1,731,959	(c)(o)(p)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	3.434%	3/5/26	843,636	825,708	(c)(o)(p)
Sotera Health Holdings LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	5.500%	12/11/26	567,000	553,180	(c)(o)(p)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	5.188%	6/26/26	1,452,700	1,389,447	(c)(o)(p)
Total Health Care Providers & Services				6,334,134
Health Care Technology — 0.2%
AthenaHealth Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	5.284%	2/11/26	1,566,588	1,515,674	(c)(g)(o)(p)
Change Healthcare Holdings LLC, Closing Date Term Loan (3 mo. USD LIBOR + 2.500%)	3.500%	3/1/24	1,474,216	1,439,993	(c)(o)(p)
Total Health Care Technology				2,955,667
Total Health Care				9,289,801
Industrials — 0.7%
Airlines — 0.1%
Delta Air Lines Inc., Initial Term Loan (3 mo. USD LIBOR + 4.750%)	5.510%	4/27/23	1,070,000	1,057,829	(c)(o)(p)(q)
Commercial Services & Supplies — 0.4%
Allied Universal Holdco LLC, Initial Term Loan (1 mo. USD LIBOR + 4.250%)	4.424%	7/10/26	1,785,525	1,725,635	(c)(o)(p)
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.674%	10/1/26	892,763	859,284	(c)(o)(p)

See Notes to Financial Statements.

42	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
Garda World Security Corp., First Lien Term Loan B (1 mo. USD LIBOR + 4.750%)	4.930%	10/23/26	1,209,235		$1,185,554	(c)(o)(p)
GFL Environmental Inc., 2018 Incremental Term Loan (3 mo. USD LIBOR + 3.000%)	4.000%	5/30/25	609,468		602,829	(c)(o)(p)
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.500%)	4.674%	8/27/25	933,385		903,634	(c)(o)(p)
Total Commercial Services & Supplies					5,276,936
Electrical Equipment — 0.1%
Brookfield WEC Holdings Inc., Refinancing Term Loan (1 mo. USD LIBOR + 3.000%)	3.750%	8/1/25	1,481,765		1,449,351	(c)(o)(p)
Trading Companies & Distributors — 0.1%
BrightView Landscapes LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.688%	8/15/25	1,532,700		1,507,794	(c)(o)(p)
Total Industrials					9,291,910
Information Technology — 0.3%
Communications Equipment — 0.0%
Global Tel Link Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.250%)	5.700%	11/29/25	631,576		534,945	(c)(o)(p)
IT Services — 0.1%
McAfee LLC, USD Term Loan B (1 mo. USD LIBOR + 3.750%)	3.924%	9/30/24	1,001,026		984,009	(c)(o)(p)
Software — 0.2%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.174%	10/16/26	1,700,000		1,649,000	(c)(o)(p)
Ultimate Software Group Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	3.924%	5/4/26	411,930		400,602	(c)(o)(p)
Total Software					2,049,602
Total Information Technology					3,568,556
Total Senior Loans (Cost — $53,446,987)					51,832,932
Non-U.S. Treasury Inflation Protected Securities — 4.0%
Argentina — 0.1%
Argentina Treasury Bond	1.000%	8/5/21	159,363,588	ARS	1,279,235	(f)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	43

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Germany — 0.6%
Deutsche Bundesrepublik Inflation Linked Bond	0.100%	4/15/26	5,880,316	EUR	$6,943,008	(d)
Japan — 3.3%
Japanese Government CPI Linked Bond	0.100%	9/10/23	105,200,000	JPY	978,693
Japanese Government CPI Linked Bond	0.100%	3/10/24	1,139,050,000	JPY	10,570,367
Japanese Government CPI Linked Bond	0.100%	9/10/24	1,728,900,000	JPY	15,999,278
Japanese Government CPI Linked Bond	0.100%	3/10/25	1,019,000,000	JPY	9,442,132
Japanese Government CPI Linked Bond	0.100%	3/10/26	600,361,776	JPY	5,574,132
Total Japan					42,564,602
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $49,313,082)					50,786,845
Mortgage-Backed Securities — 3.0%
FHLMC — 0.6%
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	9/1/49-10/1/49	2,927,281		3,105,886
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	2/1/50-3/1/50	494,172		531,788
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	2/1/50	483,606		520,558
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/50	2,165,897		2,366,031
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	5/1/43-7/1/43	318,415		357,980
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.500%	4/1/49	576,214		634,502
Total FHLMC					7,516,745
FNMA — 1.7%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-12/1/49	2,455,722		2,703,177
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	251,002		283,769
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	9,388,569		10,386,506
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-9/1/48	1,029,245		1,146,648

See Notes to Financial Statements.

44	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.000%	7/1/46-3/1/50	981,914	$1,053,281
Federal National Mortgage Association (FNMA)	4.500%	7/1/48-12/1/48	3,180,931	3,462,159
Federal National Mortgage Association (FNMA)	2.500%	6/1/50	1,300,000	1,348,902	(r)
Federal National Mortgage Association (FNMA)	3.000%	6/1/50	1,400,000	1,472,953	(r)
Total FNMA				21,857,395
GNMA — 0.7%
Government National Mortgage Association (GNMA)	3.000%	10/15/42-11/15/42	547,759	581,538
Government National Mortgage Association (GNMA)	4.000%	3/15/50	99,726	106,329
Government National Mortgage Association (GNMA)	3.500%	5/15/50	100,000	108,224
Government National Mortgage Association (GNMA) II	4.500%	4/20/41-3/20/50	4,167,219	4,508,086
Government National Mortgage Association (GNMA) II	3.000%	11/20/46-1/20/50	867,692	920,882
Government National Mortgage Association (GNMA) II	5.000%	10/20/48-1/20/49	311,638	339,829
Government National Mortgage Association (GNMA) II	3.500%	10/20/49-2/20/50	384,140	408,235
Government National Mortgage Association (GNMA) II	4.000%	1/20/50-4/20/50	1,396,511	1,521,686
Government National Mortgage Association (GNMA) II	2.500%	7/1/50	300,000	314,801	(r)
Total GNMA				8,809,610
Total Mortgage-Backed Securities (Cost — $36,811,076)				38,183,750
Municipal Bonds — 0.5%
California — 0.0%
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	7.000%	10/1/39	360,000	408,017	(a)
Regents of the University of California, CA, Medical Center Pooled Revenue, Taxable Bonds, Series N	3.706%	5/15/2120	190,000	185,455
Total California				593,472

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	45

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Illinois — 0.2%
State of Illinois, GO	5.100%	6/1/33	3,100,000	$2,993,701
Michigan — 0.1%
Detroit, MI, GO, Financial Recovery, Series B1	4.000%	4/1/44	790,000	640,098	(c)
New Jersey — 0.1%
New Jersey State Transportation Trust Fund Authority, Series B, Refunding	4.131%	6/15/42	1,670,000	1,462,920
New York — 0.1%
MTA, NY, Transportation Revenue, Variable, Green Bond, Series C, Subseries C2	5.175%	11/15/49	720,000	787,039
Total Municipal Bonds (Cost — $6,616,796)				6,477,230

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.3%
Exchange-Traded Purchased Options — 0.1%
90-Day Eurodollar Futures, Call @ $100.00	9/14/20	1,265	3,162,500	15,812
90-Day Eurodollar Futures, Put @ $99.50	9/14/20	1,586	3,965,000	49,563
3-Month EURIBOR Futures, Put @ 100.13EUR	3/15/21	1,372	343,000,000	114,224
Euro-Bund Futures, Call @ 187.50EUR	6/26/20	83	8,300,000	921
U.S. Treasury 2-Year Notes Futures, Put @ $109.00	7/24/20	1,371	2,742,000	21,423
U.S. Treasury 5-Year Notes Futures, Call @ $130.25	7/24/20	746	746,000	11,656
U.S. Treasury 10-Year Notes Futures, Call @ $139.75	6/12/20	495	495,000	100,547
U.S. Treasury 10-Year Notes Futures, Call @ $148.25	6/26/20	1,636	1,636,000	25,563
U.S. Treasury 10-Year Notes Futures, Call @ $151.25	6/26/20	531	531,000	8,297
U.S. Treasury 10-Year Notes Futures, Call @ $155.00	6/26/20	187	187,000	2,922
U.S. Treasury 10-Year Notes Futures, Call @ $155.50	6/26/20	155	155,000	2,422
U.S. Treasury 10-Year Notes Futures, Call @ $156.00	6/26/20	437	437,000	6,828

See Notes to Financial Statements.

46	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Security		Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 10-Year Notes Futures, Put @ $137.75		6/12/20	495	495,000	$38,672
U.S. Treasury Long-Term Bonds Futures, Call @ $179.50		6/26/20	111	111,000	157,828
U.S. Treasury Long-Term Bonds Futures, Put @ $146.00		6/26/20	906	906,000	14,156
U.S. Treasury Long-Term Bonds Futures, Put @ $175.00		6/26/20	996	996,000	669,188
U.S. Treasury Long-Term Bonds Futures, Put @ $175.50		6/26/20	111	111,000	88,453
U.S. Treasury Long-Term Bonds Futures, Put @ $162.00		7/24/20	249	249,000	27,234
Total Exchange-Traded Purchased Options (Cost — $1,530,004)					1,355,709

	Counterparty
OTC Purchased Options — 0.2%
Interest rate swaption, Put @ 188.00bps	Morgan Stanley & Co. Inc.	7/30/20	1,220,000	1,220,000	536
Interest rate swaption, Put @ 188.00bps	Morgan Stanley & Co. Inc.	7/30/20	3,670,000	3,670,000	1,612
Interest rate swaption, Put @ 192.25bps	Morgan Stanley & Co. Inc.	7/30/20	3,890,000	3,890,000	1,451
Interest rate swaption, Put @ 191.25bps	Morgan Stanley & Co. Inc.	8/19/20	5,440,000	5,440,000	4,873
U.S. Dollar/Brazilian Real, Put @ 5.20BRL	Goldman Sachs Group Inc.	6/10/20	7,650,000	7,650,000	42,110
U.S. Dollar/Mexican Peso, Put @ 19.32MXN	Morgan Stanley & Co. Inc.	6/2/20	31,900,000	31,900,000	0	(h)
U.S. Dollar/Mexican Peso, Put @ 23.98MXN	Goldman Sachs Group Inc.	6/11/20	7,650,000	7,650,000	613,532
U.S. Dollar/Mexican Peso, Put @ 21.10MXN	Citibank N.A.	6/18/20	17,400,000	17,400,000	1,493,017
Total OTC Purchased Options (Cost — $1,807,062)					2,157,131
Total Purchased Options (Cost — $3,337,066)					3,512,840

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	47

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Security		Shares	Value
Investments in Underlying Funds — 0.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost — $493,960)		4,000	$528,080
Total Investments before Short-Term Investments (Cost — $1,132,625,060)			1,170,975,553

Rate
Short-Term Investments — 0.8%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $10,175,997)	0.109%	10,175,997	10,175,997	(s)
Total Investments — 92.2% (Cost — $1,142,801,057)			1,181,151,550
Other Assets in Excess of Liabilities — 7.8%			99,619,191
Total Net Assets — 100.0%			$1,280,770,741

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

48	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	The coupon payment on these securities is currently in default as of May 31, 2020.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)	Value is less than $1.

(i)	The maturity principal is currently in default as of May 31, 2020.

(j)	Securities traded on a when-issued or delayed delivery basis.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts and exchange-traded options.

(l)	All or a portion of this security is held at the broker as collateral for OTC contracts.

(m)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(n)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(o)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(p)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(q)	All or a portion of this loan is unfunded as of May 31, 2020. The interest rate for fully unfunded term loans is to be determined.

(r)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2020, the Fund held TBA securities with a total cost of $3,103,297.

(s)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At May 31, 2020, the total market value of investments in Affiliated Companies was $10,175,997 and the cost was $10,175,997 (Note 8).

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	49

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso

bps	— basis point spread (100 basis points = 1.00%)

BRL	— Brazilian Real

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

CPI	— Consumer Price Index

ETF	— Exchange-Traded Fund

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

GO	— General Obligation

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

INR	— Indian Rupee

IO	— Interest Only

JPY	— Japanese Yen

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MTA	— Metropolitan Transportation Authority

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
90-Day Eurodollar Futures, Put	9/14/20	$99.63		793	1,982,500	$(49,562)
3-Month EURIBOR Futures, Put	3/15/21	99.63	EUR	1,372	343,000,000	(28,556)
U.S. Treasury 5-Year Notes Futures, Put	6/26/20	125.25		72	72,000	(9,000)
U.S. Treasury 10-Year Notes Futures, Call	6/12/20	138.75		165	165,000	(100,547)
U.S. Treasury 10-Year Notes Futures, Call	6/26/20	143.50		779	779,000	(36,516)
U.S. Treasury 10-Year Notes Futures, Put	6/12/20	138.75		165	165,000	(48,984)
U.S. Treasury Long-Term Bonds Futures, Call	6/26/20	183.00		700	700,000	(393,750)
U.S. Treasury Long-Term Bonds Futures, Call	7/24/20	180.00		74	74,000	(141,062)
U.S. Treasury Long-Term Bonds Futures, Call	7/24/20	187.00		106	106,000	(59,625)
U.S. Treasury Long-Term Bonds Futures, Call	7/24/20	205.00		249	249,000	(35,016)

See Notes to Financial Statements.

50	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

Schedule of Written Options (cont’d)
Security		Expiration Date	Strike Price		Contracts	Notional Amount†		Value
U.S. Treasury Long-Term Bonds Futures, Put		6/26/20	$165.00		245	245,000		$(19,141)
U.S. Treasury Long-Term Bonds Futures, Put		6/26/20	171.00		277	277,000		(56,266)
U.S. Treasury Long-Term Bonds Futures, Put		6/26/20	177.00		498	498,000		(630,281)
U.S. Treasury Long-Term Bonds Futures, Put		7/24/20	150.00		249	249,000		(15,563)

U.S. Treasury Long-Term Bonds Futures, Put		7/24/20	175.00		74	74,000		(92,500)
Total Exchange-Traded Written Options (Premiums received — $2,417,771)								$(1,716,369)
OTC Written Options
	Counterparty
Credit default swaption to sell protection on Markit CDX.NA.IG.33 Index, Put	BNP Paribas SA	6/17/20	260.00	bps	7,100,000	7,100,000	‡	$0	(a)
Credit default swaption to sell protection on Markit CDX.NA.IG.34 Index, Call	Bank of America N.A.	6/17/20	80.00	bps	26,210,000	26,210,000	‡	(57,704)
Credit default swaption to sell protection on Markit CDX.NA.IG.34 Index, Put	BNP Paribas SA	6/17/20	140.00	bps	24,480,000	24,480,000	‡	(3,218)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	7/30/20	155.00	bps	6,730,000	6,730,000		(9)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	7/30/20	155.00	bps	20,200,000	20,200,000		(26)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	7/30/20	160.00	bps	19,440,000	19,440,000		(19)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	8/19/20	160.00	bps	27,190,000	27,190,000		(127)
U.S. Dollar/Mexican Peso, Call	Morgan Stanley & Co. Inc.	6/2/20	20.94	MXN	31,900,000	31,900,000		(1,801,023)
U.S. Dollar/Mexican Peso, Put	Goldman Sachs Group Inc.	7/24/20	25.52	MXN	12,900,000	12,900,000		(1,864,904)
Total OTC Written Options (Premiums received — $1,467,251)								$(3,727,030)
Total Written Options (Premiums received — $3,885,022)								$(5,443,399)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	51

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

(a)	Value is less than $1.

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

MXN	— Mexican Peso

At May 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,835	6/20	$455,031,878	$457,362,281	$2,330,403
Australian 10-Year Bonds	1	6/20	98,656	99,296	640
Euro-BTP	274	6/20	43,386,836	43,238,490	(148,346)
U.S. Treasury 2-Year Notes	1,371	9/20	302,720,891	302,776,781	55,890
U.S. Treasury Long-Term Bonds	1,002	9/20	179,061,338	178,731,750	(329,588)
					1,908,999
Contracts to Sell:
90-Day Eurodollar	2	3/21	498,221	498,900	(679)
90-Day Eurodollar	1,400	6/21	339,479,980	349,317,500	(9,837,520)
90-Day Eurodollar	1,324	12/21	328,111,407	330,255,250	(2,143,843)
Euro-Bund	287	6/20	56,220,486	54,943,057	1,277,429
Euro-Bund	282	9/20	54,988,305	54,984,440	3,865
Euro-Buxl	62	6/20	14,786,760	14,593,250	193,510
Euro-Schatz	310	6/20	38,693,654	38,559,862	133,792
U.S. Treasury 5-Year Notes	1,440	9/20	180,537,509	180,900,000	(362,491)
U.S. Treasury 10-Year Notes	3,441	9/20	477,738,900	478,514,062	(775,162)
U.S. Treasury Ultra 10-Year Notes	702	9/20	110,151,537	110,444,348	(292,811)
U.S. Treasury Ultra Long- Term Bonds	1,121	9/20	245,601,410	244,413,031	1,188,379

See Notes to Financial Statements.

52	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
United Kingdom Long Gilt Bonds	532	9/20	$90,321,498	$90,300,829	$20,669
					(10,594,862)
Net unrealized depreciation on open futures contracts					$(8,685,863)

At May 31, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	16,715,504	MXN	333,140,000	Morgan Stanley & Co. Inc.	6/4/20	$1,705,808
USD	4,678,269	BRL	24,327,000	Goldman Sachs Group Inc.	6/15/20	123,714
USD	4,590,000	MXN	110,068,200	Goldman Sachs Group Inc.	6/15/20	(361,154)
USD	10,401,000	MXN	250,680,742	Citibank N.A.	6/22/20	(863,774)
CAD	1,600,000	USD	1,135,541	BNP Paribas SA	7/16/20	26,552
CAD	29,350,000	USD	21,038,220	BNP Paribas SA	7/16/20	278,931
USD	885,230	CNY	6,290,000	BNP Paribas SA	7/16/20	6,465
USD	142,119	EUR	130,000	BNP Paribas SA	7/16/20	(2,331)
USD	4,968,097	EUR	4,560,000	BNP Paribas SA	7/16/20	(98,769)
USD	10,124,357	EUR	9,261,000	BNP Paribas SA	7/16/20	(166,049)
BRL	5,522,584	USD	1,051,504	Citibank N.A.	7/16/20	(18,872)
EUR	2,100,000	USD	2,287,343	Citibank N.A.	7/16/20	46,083
EUR	3,665,017	USD	3,976,452	Citibank N.A.	7/16/20	95,950
GBP	1,409,400	USD	1,761,849	Citibank N.A.	7/16/20	(20,888)
GBP	12,567,621	USD	15,603,204	Citibank N.A.	7/16/20	(79,059)
IDR	37,830,209,643	USD	2,288,579	Citibank N.A.	7/16/20	284,759
JPY	70,000,000	USD	653,815	Citibank N.A.	7/16/20	(4,270)
MXN	48,000,000	USD	1,990,636	Citibank N.A.	7/16/20	158,494
MXN	65,000,000	USD	2,613,643	Citibank N.A.	7/16/20	296,636
USD	11,095,089	EUR	10,254,895	Citibank N.A.	7/16/20	(299,688)
USD	652,551	JPY	70,000,000	Citibank N.A.	7/16/20	3,006
USD	12,184,201	MXN	304,970,048	Citibank N.A.	7/16/20	(1,470,385)
USD	12,492,109	MXN	299,106,853	Citibank N.A.	7/16/20	(899,962)
ZAR	170,000,000	USD	9,352,993	Citibank N.A.	7/16/20	284,585
BRL	560,000	USD	105,670	Goldman Sachs Group Inc.	7/16/20	(960)
BRL	2,320,000	USD	437,777	Goldman Sachs Group Inc.	7/16/20	(3,974)
JPY	60,000,000	USD	558,377	Goldman Sachs Group Inc.	7/16/20	(1,625)
MXN	273,449,935	USD	11,108,400	Goldman Sachs Group Inc.	7/16/20	1,134,920
NOK	62,360,000	USD	5,934,131	Goldman Sachs Group Inc.	7/16/20	483,339

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	53

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,759,310	BRL	51,538,918	Goldman Sachs Group Inc.	7/16/20	$122,385
USD	53,168,242	JPY	5,775,666,140	Goldman Sachs Group Inc.	7/16/20	(425,395)
USD	7,259,789	RUB	546,803,645	Goldman Sachs Group Inc.	7/16/20	(461,504)
USD	13,303,178	RUB	1,067,280,742	Goldman Sachs Group Inc.	7/16/20	(1,767,655)
AUD	7,981,293	USD	4,973,263	JPMorgan Chase & Co.	7/16/20	346,782
BRL	3,650,000	USD	690,386	JPMorgan Chase & Co.	7/16/20	(7,896)
CNY	48,759,763	USD	6,910,397	JPMorgan Chase & Co.	7/16/20	(98,261)
KRW	4,595,277,442	USD	3,798,378	JPMorgan Chase & Co.	7/16/20	(87,831)
TRY	43,943,810	USD	6,263,371	JPMorgan Chase & Co.	7/16/20	75,245
USD	1,428,503	CNY	10,159,512	JPMorgan Chase & Co.	7/16/20	9,136
USD	3,590,587	EUR	3,272,470	JPMorgan Chase & Co.	7/16/20	(45,634)
USD	12,433,001	INR	973,504,012	JPMorgan Chase & Co.	7/16/20	(380,702)
USD	16,136,166	KRW	19,711,940,000	JPMorgan Chase & Co.	7/16/20	219,373
CAD	1,000,000	USD	709,358	Morgan Stanley & Co. Inc.	7/16/20	16,950
CAD	9,423,981	USD	6,684,978	Morgan Stanley & Co. Inc.	7/16/20	159,738
EUR	2,700,000	USD	2,943,675	Morgan Stanley & Co. Inc.	7/16/20	56,443
USD	4,544,366	SAR	17,080,000	Goldman Sachs Group Inc.	9/24/20	466
USD	4,545,092	SAR	17,110,000	Goldman Sachs Group Inc.	9/24/20	(6,788)
USD	4,467,208	SAR	16,790,000	Morgan Stanley & Co. Inc.	9/24/20	459
USD	8,934,671	SAR	33,610,000	Morgan Stanley & Co. Inc.	9/24/20	(6,808)
Total						$(1,644,015)

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNY	— Chinese Yuan Renminbi

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

KRW	— South Korean Won

MXN	— Mexican Peso

NOK	— Norwegian Krone

RUB	— Russian Ruble

SAR	— Saudi Arabian Riyal

TRY	— Turkish Lira

USD	— United States Dollar

ZAR	— South African Rand

See Notes to Financial Statements.

54	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

At May 31, 2020, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at May 31, 2020[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
BNP Paribas SA (Daimler AG, 1.400%, due 1/12/24)	7,380,000	EUR	12/20/24	1.280%	1.000% quarterly	$102,852	$(167,143)	$269,995

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at May 31, 2020[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas SA (Volkswagen International Finance NV, 0.500%, due 3/30/21)	7,380,000	EUR	12/20/24	1.354%	1.000% quarterly	$(129,832)	$85,122	$(214,954)

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
232,371,000	3/23/22	3-Month LIBOR quarterly	0.600% semi-annually	$32,693	$1,302,358
99,640,000 CAD	8/13/24	3-Month CAD CDOR semi-annually	1.545% semi-annually	739	2,565,989
75,470,000	8/15/24	1.504% semi-annually	3-Month LIBOR quarterly	—	(3,785,345)
38,270,000	8/31/24	Daily U.S. Federal Funds Intraday Effective Rate annually	0.125% annually	15,173	85,360
76,187,000	8/31/24	3-Month LIBOR quarterly	0.380% semi-annually	45,544	184,753
135,360,000	3/23/25	3-Month LIBOR quarterly	0.700% semi-annually	(104,904)	2,335,333

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	55

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	61,360,000		4/7/25	0.802% **	CPURNSA **	$357,481	$(127,709)
	92,686,000		6/30/26	1.550% semi-annually	3-Month LIBOR quarterly	361,494	(6,598,997)
	48,475,000		7/31/26	1.520% semi-annually	3-Month LIBOR quarterly	166,999	(3,383,721)
	19,778,000		11/15/26	1.600% semi-annually	3-Month LIBOR quarterly	8,420	(1,472,460)
	7,149,000		11/15/26	1.650% semi-annually	3-Month LIBOR quarterly	(27,049)	(525,164)
	51,725,000		2/15/27	0.750% semi-annually	3-Month LIBOR quarterly	(27,460)	(943,904)
	50,381,000		2/15/27	0.300% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	154,341	(428,054)
	42,500,000		3/24/27	3-Month LIBOR quarterly	0.770% semi-annually	307,731	535,968
	549,170,000	MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	212,562	2,603,065
	571,730,000	MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	267,998	2,643,411
	445,000		4/8/30	0.721% semi-annually	3-Month LIBOR quarterly	—	(3,140)
	2,836,000		5/15/44	2.875% semi-annually	3-Month LIBOR quarterly	29,411	(1,275,937)
	6,408,000		11/15/44	1.810% semi-annually	3-Month LIBOR quarterly	8,576	(1,312,060)
	27,517,000		11/15/44	1.850% semi-annually	3-Month LIBOR quarterly	58,945	(5,908,248)
	6,054,600,000	JPY	4/19/47	0.785% semi-annually	6-Month JPY LIBOR semi-annually	3,232,546	(11,884,423)
	4,916,000		3/17/50	0.900% semi-annually	3-Month LIBOR quarterly	83,397	(35,067)
	2,510,000		3/18/50	0.792% semi-annually	3-Month LIBOR quarterly	—	98,968
	2,479,000		3/19/50	0.818% semi-annually	3-Month LIBOR quarterly	—	79,603
Total						$5,184,637	$(25,249,421)

See Notes to Financial Statements.

56	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Western Asset Total Return Unconstrained Fund

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	15,300,000	BRL	1/4/27	BRL-CDI **	7.024	% **	—	$84,385
Citibank N.A.	18,200,000	BRL	1/4/27	BRL-CDI **	7.024	% **	$8,630	91,750
Citibank N.A.	19,386,000	BRL	1/4/27	BRL-CDI **	7.024	% **	10,716	96,205
JPMorgan Chase & Co.	12,600,000	BRL	1/4/27	BRL-CDI **	7.044	% **	—	71,770
Total							$19,346	$344,110

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.34 Index	$24,351,850	6/20/25	5.000% quarterly	$(481,670)	$(1,313,830)	$832,160
Markit CDX.NA.IG.33 Index	37,400,000	12/20/24	1.000% quarterly	423,705	234,525	189,180
Markit CDX.NA.IG.34 Index	98,050,000	6/20/25	1.000% quarterly	1,062,619	(1,211,494)	2,274,113
Total	$159,801,850			$1,004,654	$(2,290,799)	$3,295,453

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.34 Index	$540,000	6/20/30	1.000% quarterly	$3,884	$18,081	$(14,197)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	57

Schedule of investments (cont’d)

May 31, 2020

Western Asset Total Return Unconstrained Fund

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviation(s) used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

CAD	— Canadian Dollar

CDOR	— Canadian Dollar Offered Rate

CPURNSA	— U.S. CPI Urban Consumers NSA Index

EUR	— Euro

JPY	— Japanese Yen

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

58	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Statement of assets and liabilities

May 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $1,132,625,060)	$1,170,975,553
Investments in affiliated securities, at value (Cost — $10,175,997)	10,175,997
Foreign currency, at value (Cost — $16,286,285)	16,867,864
Cash	2,332,887
Receivable for securities sold	70,214,426
Deposits with brokers for centrally cleared swap contracts	14,229,950
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $10,636,986)	10,933,034
Interest receivable	9,657,053
Unrealized appreciation on forward foreign currency contracts	5,936,219
Deposits with brokers for OTC derivatives	3,084,706
Receivable for Fund shares sold	1,048,456
OTC swaps, at value (net premiums received — $147,797)	466,308
Security litigation proceeds receivable	59,165
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $47,504)	40,846
Receivable for open OTC swap contracts	16,612
Receivable for premiums on written options	9,519
Deposits with brokers for open futures contracts and exchange-traded options	3,576
Prepaid expenses	76,299
Total Assets	1,316,128,470

Liabilities:
Payable for securities purchased	13,375,113
Unrealized depreciation on forward foreign currency contracts	7,580,234
Written options, at value (premiums received — $3,885,022)	5,443,399
Payable to broker — net variation margin on open futures contracts	4,682,560
Payable for Fund shares repurchased	2,189,923
Payable to broker — net variation margin on centrally cleared swap contracts	843,883
Investment management fee payable	672,324
Distributions payable	175,194
OTC swaps, at value (premiums paid — $85,122)	129,832
Service and/or distribution fees payable	21,288
Payable for open OTC swap contracts	16,612
Directors’ fees payable	8,898
Accrued expenses	218,469
Total Liabilities	35,357,729
Total Net Assets	$1,280,770,741

Net Assets:
Par value (Note 7)	$128,102
Paid-in capital in excess of par value	1,359,007,509
Total distributable earnings (loss)	(78,364,870)
Total Net Assets	$1,280,770,741

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	59

Statement of assets and liabilities (cont’d)

May 31, 2020

Net Assets:
Class A	$11,965,116
Class A2	$1,163,601
Class C	$13,319,265
Class FI	$34,171,397
Class R	$486,919
Class I	$1,017,884,995
Class IS	$201,779,448

Shares Outstanding:
Class A	1,196,043
Class A2	116,393
Class C	1,332,455
Class FI	3,421,981
Class R	48,651
Class I	101,782,592
Class IS	20,203,595

Net Asset Value:
Class A (and redemption price)	$10.00
Class A2 (and redemption price)	$10.00
Class C*	$10.00
Class FI (and redemption price)	$9.99
Class R (and redemption price)	$10.01
Class I (and redemption price)	$10.00
Class IS (and redemption price)	$9.99
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.44
Class A2 (based on maximum initial sales charge of 4.25%)	$10.44

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

60	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Statement of operations

For the Year Ended May 31, 2020

Investment Income:
Interest from unaffiliated investments	$62,919,362
Interest from affiliated investments	529,528
Dividends	26,344
Less: Foreign taxes withheld	(156,166)
Total Investment Income	63,319,068

Expenses:
Investment management fee (Note 2)	8,466,847
Transfer agent fees (Note 5)	991,455
Fees recaptured by investment manager (Note 2)	509,457
Service and/or distribution fees (Notes 2 and 5)	274,306
Custody fees	211,462
Registration fees	126,658
Fund accounting fees	97,520
Audit and tax fees	72,800
Legal fees	52,239
Directors’ fees	38,426
Shareholder reports	33,740
Insurance	18,581
Interest expense	13,388
Commitment fees (Note 9)	9,869
Miscellaneous expenses	18,416
Total Expenses	10,935,164
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(218,182)
Net Expenses	10,716,982
Net Investment Income	52,602,086

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(19,415,962)	†
Futures contracts	(35,851,542)
Written options	23,903,680
Swap contracts	(29,463,217)
Forward foreign currency contracts	(1,987,153)
Foreign currency transactions	(4,751,606)
Net Realized Loss	(67,565,800)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	35,985,619
Futures contracts	(4,943,972)
Written options	(1,606,683)
Swap contracts	(4,107,110)
Forward foreign currency contracts	1,209,032
Foreign currencies	728,386
Change in Net Unrealized Appreciation (Depreciation)	27,265,272
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(40,300,528)
Increase in Net Assets From Operations	$12,301,558

†	Net of foreign capital gains tax of $226,768.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	61

Statements of changes in net assets

For the Years Ended May 31,	2020	2019

Operations:
Net investment income	$52,602,086	$58,071,072
Net realized loss	(67,565,800)	(35,179,204)
Change in net unrealized appreciation (depreciation)	27,265,272	16,399,206
Increase in Net Assets From Operations	12,301,558	39,291,074

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(37,427,913)	(46,632,989)
Return of capital	(20,524,557)	(11,293,113)
Decrease in Net Assets From Distributions to Shareholders	(57,952,470)	(57,926,102)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	299,392,746	503,862,054
Reinvestment of distributions	54,487,880	53,338,906
Cost of shares repurchased	(444,169,516)	(739,528,533)
Decrease in Net Assets From Fund Share Transactions	(90,288,890)	(182,327,573)
Decrease in Net Assets	(135,939,802)	(200,962,601)

Net Assets:
Beginning of year	1,416,710,543	1,617,673,144
End of year	$1,280,770,741	$1,416,710,543

See Notes to Financial Statements.

62	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.28	$10.36	$10.59	$10.14	$10.49

Income (loss) from operations:
Net investment income	0.35	0.38	0.31	0.31	0.31
Net realized and unrealized gain (loss)	(0.25)	(0.08)	(0.16)	0.42	(0.36)
Total income (loss) from operations	0.10	0.30	0.15	0.73	(0.05)

Less distributions from:
Net investment income	(0.22)	(0.30)	(0.38)	(0.28)	(0.23)
Net realized gains	(0.02)	—	—	—	—
Return of capital	(0.14)	(0.08)	—	—	(0.07)
Total distributions	(0.38)	(0.38)	(0.38)	(0.28)	(0.30)

Net asset value, end of year	$10.00	$10.28	$10.36	$10.59	$10.14
Total return[2]	0.98%[3]	3.05%	1.34%	7.24%	(0.41)%

Net assets, end of year (000s)	$11,965	$13,086	$27,536	$165,033	$226,970

Ratios to average net assets:
Gross expenses	1.37%[4]	1.50%[4]	1.31%[4]	1.30%[4]	1.40%
Net expenses[5,6]	1.10 [4]	1.10 [4]	1.10 [4]	1.23 [4]	1.25
Net investment income	3.38	3.70	2.92	2.96	3.06

Portfolio turnover rate[7]	63%	49%	49%	56%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.88% for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.25%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 72%, 51%, 67%, 70% and 71% for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	63

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A2 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.28	$10.35	$10.59	$10.13	$10.49

Income (loss) from operations:
Net investment income	0.34	0.37	0.32	0.29	0.29
Net realized and unrealized gain (loss)	(0.24)	(0.07)	(0.19)	0.42	(0.37)
Total income (loss) from operations	0.10	0.30	0.13	0.71	(0.08)

Less distributions from:
Net investment income	(0.22)	(0.29)	(0.37)	(0.25)	(0.21)
Net realized gains	(0.02)	—	—	—	—
Return of capital	(0.14)	(0.08)	—	—	(0.07)
Total distributions	(0.38)	(0.37)	(0.37)	(0.25)	(0.28)

Net asset value, end of year	$10.00	$10.28	$10.35	$10.59	$10.13
Total return[2]	1.01%[3]	2.85%	1.13%	7.14%	(0.64)%

Net assets, end of year (000s)	$1,164	$1,203	$1,253	$1,351	$1,172

Ratios to average net assets:
Gross expenses	1.17%	1.21%[4]	1.29%[4]	1.44%[4]	1.54%
Net expenses[5]	1.17 [6]	1.21 [4]	1.22 [4,6]	1.40 [4,6]	1.45 [6]
Net investment income	3.30	3.63	2.96	2.78	2.86

Portfolio turnover rate[7]	63%	49%	49%	56%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A2 shares did not exceed 1.45%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 72%, 51%, 67%, 70% and 71% for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

64	Western Asset Total Return Unconstrained Fund 2020 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.28	$10.35	$10.59	$10.14	$10.49

Income (loss) from operations:
Net investment income	0.27	0.31	0.26	0.24	0.25
Net realized and unrealized gain (loss)	(0.24)	(0.07)	(0.19)	0.42	(0.36)
Total income (loss) from operations	0.03	0.24	0.07	0.66	(0.11)

Less distributions from:
Net investment income	(0.18)	(0.24)	(0.31)	(0.21)	(0.18)
Net realized gains	(0.02)	—	—	—	—
Return of capital	(0.11)	(0.07)	—	—	(0.06)

Total distributions	(0.31)	(0.31)	(0.31)	(0.21)	(0.24)

Net asset value, end of year	$10.00	$10.28	$10.35	$10.59	$10.14
Total return[2]	0.30%[3]	2.36%	0.59%	6.56%	(1.07)%

Net assets, end of year (000s)	$13,319	$11,858	$16,966	$17,250	$17,034

Ratios to average net assets:
Gross expenses	1.81%[4]	1.81%[4]	1.84%[4]	1.88%	1.88%
Net expenses[5]	1.80 [4,6]	1.80 [4,6]	1.76 [4,6]	1.85 [6]	1.88
Net investment income	2.65	3.01	2.41	2.33	2.42

Portfolio turnover rate[7]	63%	49%	49%	56%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.00%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 72%, 51%, 67%, 70% and 71% for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	65

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class FI Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.27	$10.35	$10.58	$10.13	$10.48

Income (loss) from operations:
Net investment income	0.35	0.38	0.33	0.32	0.32
Net realized and unrealized gain (loss)	(0.24)	(0.08)	(0.18)	0.41	(0.36)
Total income (loss) from operations	0.11	0.30	0.15	0.73	(0.04)

Less distributions from:
Net investment income	(0.23)	(0.30)	(0.38)	(0.28)	(0.23)
Net realized gains	(0.02)	—	—	—	—
Return of capital	(0.14)	(0.08)	—	—	(0.08)
Total distributions	(0.39)	(0.38)	(0.38)	(0.28)	(0.31)

Net asset value, end of year	$9.99	$10.27	$10.35	$10.58	$10.13
Total return[2]	0.93%[3]	3.10%	1.39%	7.33%	(0.36)%

Net assets, end of year (000s)	$34,171	$52,650	$90,923	$175,304	$195,266

Ratios to average net assets:
Gross expenses	1.11%[4]	1.11%[4]	1.12%[4]	1.16%	1.16%
Net expenses[5]	1.10 [4,6]	1.10 [4,6]	1.05 [4,6]	1.14 [6]	1.16
Net investment income	3.42	3.70	3.10	3.05	3.15

Portfolio turnover rate[7]	63%	49%	49%	56%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.83% for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.20%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 72%, 51%, 67%, 70% and 71% for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

66	Western Asset Total Return Unconstrained Fund 2020 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class R Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.28	$10.36	$10.59	$10.14	$10.50

Income (loss) from operations:
Net investment income	0.32	0.36	0.31	0.30	0.29
Net realized and unrealized gain (loss)	(0.23)	(0.09)	(0.19)	0.41	(0.37)
Total income (loss) from operations	0.09	0.27	0.12	0.71	(0.08)

Less distributions from:
Net investment income	(0.21)	(0.28)	(0.35)	(0.26)	(0.21)
Net realized gains	(0.02)	—	—	—	—
Return of capital	(0.13)	(0.07)	—	—	(0.07)

Total distributions	(0.36)	(0.35)	(0.35)	(0.26)	(0.28)

Net asset value, end of year	$10.01	$10.28	$10.36	$10.59	$10.14
Total return[2]	0.74%[3]	2.80%	1.11%	7.10%	(0.72)%

Net assets, end of year (000s)	$487	$457	$356	$335	$568

Ratios to average net assets:
Gross expenses	1.51%[4]	1.37%[4]	1.40%[4]	1.37%	1.42%
Net expenses[5]	1.35 [4,6]	1.35 [4,6]	1.34 [4,6]	1.35 [6]	1.42
Net investment income	3.14	3.50	2.87	2.86	2.89

Portfolio turnover rate[7]	63%	49%	49%	56%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class R shares did not exceed 1.50%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 72%, 51%, 67%, 70% and 71% for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	67

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.28	$10.36	$10.59	$10.14	$10.49

Income (loss) from operations:
Net investment income	0.38	0.41	0.37	0.34	0.35
Net realized and unrealized gain (loss)	(0.24)	(0.08)	(0.18)	0.42	(0.36)
Total income (loss) from operations	0.14	0.33	0.19	0.76	(0.01)

Less distributions from:
Net investment income	(0.25)	(0.32)	(0.42)	(0.31)	(0.25)
Net realized gains	(0.02)	—	—	—	—
Return of capital	(0.15)	(0.09)	—	—	(0.09)
Total distributions	(0.42)	(0.41)	(0.42)	(0.31)	(0.34)

Net asset value, end of year	$10.00	$10.28	$10.36	$10.59	$10.14
Total return[2]	1.26%[3]	3.43%	1.70%	7.61%	(0.11)%

Net assets, end of year (millions)	$1,018	$1,132	$1,321	$835	$597

Ratios to average net assets:
Gross expenses	0.76%[4]	0.76%[4]	0.83%[4]	0.91%	0.91%
Net expenses[5]	0.75 [4,6]	0.75 [4,6]	0.75 [4,6]	0.88 [6]	0.91
Net investment income	3.74	4.06	3.44	3.29	3.40

Portfolio turnover rate[7]	63%	49%	49%	56%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 0.95%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 72%, 51%, 67%, 70% and 71% for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

68	Western Asset Total Return Unconstrained Fund 2020 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.26	$10.34	$10.57	$10.12	$10.48

Income (loss) from operations:
Net investment income	0.39	0.43	0.38	0.35	0.36
Net realized and unrealized gain (loss)	(0.23)	(0.09)	(0.18)	0.42	(0.37)
Total income (loss) from operations	0.16	0.34	0.20	0.77	(0.01)

Less distributions from:
Net investment income	(0.25)	(0.33)	(0.43)	(0.32)	(0.26)
Net realized gains	(0.02)	—	—	—	—
Return of capital	(0.16)	(0.09)	—	—	(0.09)

Total distributions	(0.43)	(0.42)	(0.43)	(0.32)	(0.35)

Net asset value, end of year	$9.99	$10.26	$10.34	$10.57	$10.12
Total return[2]	1.44%[3]	3.52%	1.79%	7.73%	(0.10)%

Net assets, end of year (000s)	$201,779	$205,841	$160,055	$94,352	$116,990

Ratios to average net assets:
Gross expenses	0.66%[4]	0.66%[4]	0.72%[4]	0.80%	0.80%
Net expenses[5]	0.65 [4,6]	0.65 [4,6]	0.65 [4,6]	0.78 [6]	0.80
Net investment income	3.82	4.21	3.54	3.41	3.51

Portfolio turnover rate[7]	63%	49%	49%	56%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses for Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 72%, 51%, 67%, 70% and 71% for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	69

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

70	Western Asset Total Return Unconstrained Fund 2020 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$81,926,501	$0	*	$81,926,501
Other Corporate Bonds & Notes	—	256,955,728	—		256,955,728
U.S. Government & Agency Obligations	—	247,837,279	—		247,837,279
Sovereign Bonds	—	139,683,754	—		139,683,754
Collateralized Mortgage Obligations	—	127,299,472	—		127,299,472
U.S. Treasury Inflation Protected Securities	—	99,741,290	—		99,741,290
Asset-Backed Securities	—	66,209,852	—		66,209,852
Senior Loans:
Communication Services	—	5,658,629	3,590,400		9,249,029
Consumer Discretionary	—	6,172,496	1,768,845		7,941,341
Financials	—	10,166,557	1,567,550		11,734,107
Health Care	—	7,774,127	1,515,674		9,289,801
Other Senior Loans	—	13,618,654	—		13,618,654
Non-U.S. Treasury Inflation Protected Securities	—	50,786,845	—		50,786,845
Mortgage-Backed Securities	—	38,183,750	—		38,183,750
Municipal Bonds	—	6,477,230	—		6,477,230
Purchased Options:
Exchange-Traded Purchased Options	$1,355,709	—	—		1,355,709
OTC Purchased Options	—	2,157,131	—		2,157,131
Investments in Underlying Funds	528,080	—	—		528,080
Total Long-Term Investments	1,883,789	1,160,649,295	8,442,469		1,170,975,553
Short-Term Investments†	10,175,997	—	—		10,175,997
Total Investments	$12,059,786	$1,160,649,295	$8,442,469		$1,181,151,550

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ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$5,204,577	—	—	$5,204,577
Forward Foreign Currency Contracts	—	$5,936,219	—	5,936,219
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	102,852	—	102,852
Centrally Cleared Interest Rate Swaps	—	12,434,808	—	12,434,808
OTC Interest Rate Swaps‡	—	363,456	—	363,456
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	3,295,453	—	3,295,453
Total Other Financial Instruments	$5,204,577	$22,132,788	—	$27,337,365
Total	$17,264,363	$1,182,782,083	$8,442,469	$1,208,488,915

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$1,716,369	—	—	$1,716,369
OTC Written Options	—	$3,727,030	—	3,727,030
Futures Contracts	13,890,440	—	—	13,890,440
Forward Foreign Currency Contracts	—	7,580,234	—	7,580,234
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	129,832	—	129,832
Centrally Cleared Interest Rate Swaps	—	37,684,229	—	37,684,229
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection	—	14,197	—	14,197
Total	$15,606,809	$49,135,522	—	$64,742,331

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.
‡	Value includes any premium paid or received with respect to swap contracts.

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Notes to financial statements (cont’d)

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the

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underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

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Notes to financial statements (cont’d)

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2020, the total notional value of all credit default swaps to sell protection was EUR 7,380,000 and $159,801,850. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return

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in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets

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Notes to financial statements (cont’d)

and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

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(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

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Notes to financial statements (cont’d)

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(n) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(o) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(p) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

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The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(q) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

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Notes to financial statements (cont’d)

(r) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event

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of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2020, the Fund held OTC written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $11,437,096. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2020, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $4,982,359 which could be used to reduce the required payment.

At May 31, 2020, the Fund held non-cash collateral from Citibank N.A. and JPMorgan Chase & Co. in the amounts of $1,855,633 and $90,029, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	83

Notes to financial statements (cont’d)

(v) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(w) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(x) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset, Western Asset

84	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Singapore, Western Asset Japan and Western Asset London monthly all of the management fee that it receives from the Fund. The Fund does not pay any additional advisory or other fees for advisory services provided by Western Asset, Western Asset Singapore, Western Asset Japan or Western Asset London.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.10%, 1.30%, 1.80%, 1.10%, 1.35%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended May 31, 2020, fees waived and/or expenses reimbursed amounted to $218,182, which included an affiliated money market fund waiver of $10,165.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires May 31, 2021	$62,818	$1,082	$9,095	—	$64,941	$11,967
Expires May 31, 2022	34,038	802	5,553	$962	138,864	25,614
Total fee waivers/expense reimbursements subject to recapture	$96,856	$1,884	$14,648	$962	$203,805	$37,581

For the year ended May 31, 2020, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
LMPFA recaptured	$13,924	$4,728	$39,132	$99	$439,152	$12,422

Western Asset Total Return Unconstrained Fund 2020 Annual Report	85

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$1,661	$390	—
CDSCs	—	—	$624

All officers and one Director of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$390,363,038	$583,560,772
Sales	417,191,420	724,698,807

At May 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,144,731,704	$117,307,912	$(80,888,066)	$36,419,846
Swap contracts	2,849,244	16,344,366	(37,913,380)	(21,569,014)
Written options	(3,885,022)	1,322,370	(2,880,747)	(1,558,377)
Futures contracts	—	5,204,577	(13,890,440)	(8,685,863)
Forward foreign currency contracts	—	5,936,219	(7,580,234)	(1,644,015)

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4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$1,364,181	$2,148,659	—	$3,512,840
Futures contracts[3]	5,204,577	—	—	5,204,577
OTC swap contracts[4]	363,456	—	$102,852	466,308
Centrally cleared swap contracts[5]	12,434,808	—	3,295,453	15,730,261
Forward foreign currency contracts	—	5,936,219	—	5,936,219
Total	$19,367,022	$8,084,878	$3,398,305	$30,850,205

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$1,716,550	$3,665,927	$60,922	$5,443,399
Futures contracts[3]	13,890,440	—	—	13,890,440
OTC swap contracts[4]	—	—	129,832	129,832
Centrally cleared swap contracts[5]	37,684,229	—	14,197	37,698,426
Forward foreign currency contracts	—	7,580,234	—	7,580,234
Total	$53,291,219	$11,246,161	$204,951	$64,742,331

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	87

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(19,994,236)	$(2,315,275)	$142,094	$(22,167,417)
Written options	22,340,674	588,457	974,549	23,903,680
Futures contracts	(35,851,542)	—	—	(35,851,542)
Swap contracts	(35,445,569)	—	5,982,352	(29,463,217)
Forward foreign currency contracts	—	(1,987,153)	—	(1,987,153)
Total	$(68,950,673)	$(3,713,971)	$7,098,995	$(65,565,649)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(1,398,927)	$662,846	$196,821	$(539,260)
Written options	827,629	(2,865,761)	431,449	(1,606,683)
Futures contracts	(4,943,972)	—	—	(4,943,972)
Swap contracts	(6,775,460)	—	2,668,350	(4,107,110)
Forward foreign currency contracts	—	1,209,032	—	1,209,032
Total	$(12,290,730)	$(993,883)	$3,296,620	$(9,987,993)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended May 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$3,077,222
Written options	4,068,653
Futures contracts (to buy)	1,265,673,541
Futures contracts (to sell)	1,796,132,367
Forward foreign currency contracts (to buy)	145,770,759
Forward foreign currency contracts (to sell)	215,756,159

88	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Average Notional Balance
Interest rate swap contracts	$1,159,202,746
Credit default swap contracts (to buy protection)	77,121,964
Credit default swap contracts (to sell protection)	26,501,248

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	—	$(57,704)	$(57,704)	$41,537	$(16,167)
BNP Paribas SA	$414,800	(400,199)	14,601	—	14,601
Citibank N.A.	2,954,216	(3,656,898)	(702,682)	(1,855,633)	(2,558,315)
Goldman Sachs Group Inc.	2,520,466	(4,893,959)	(2,373,493)	3,010,000	636,507
JPMorgan Chase & Co.	722,306	(620,324)	101,982	(90,029)	11,953
Morgan Stanley & Co. Inc.	1,947,870	(1,808,012)	139,858	1,808,012	1,947,870
Total	$8,559,658	$(11,437,096)	$(2,877,438)	$2,913,887	$36,449

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	89

Notes to financial statements (cont’d)

For the year ended May 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$31,265	$45,329
Class A2	2,897	3,193
Class C	128,531	15,511
Class FI	108,654	54,794
Class R	2,959	2,063
Class I	—	854,763
Class IS	—	15,802
Total	$274,306	$991,455

For the year ended May 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$34,143
Class A2	10
Class C	921
Class FI	5,902
Class R	967
Class I	148,780
Class IS	27,459
Total	$218,182

6. Distributions to shareholders by class

	Year Ended May 31, 2020	Year Ended May 31, 2019
Net Investment Income:
Class A	$279,268	$468,728
Class A2	25,026	35,739
Class C	222,441	331,357
Class FI	1,028,308	2,356,472
Class R	12,654	12,219
Class I	27,785,272	37,465,867
Class IS	5,034,087	5,962,607
Total	$34,387,056	$46,632,989

90	Western Asset Total Return Unconstrained Fund 2020 Annual Report

	Year Ended May 31, 2020	Year Ended May 31, 2019

Net Realized Gains:
Class A	$25,567	—
Class A2	2,386	—
Class C	27,762	—
Class FI	92,509	—
Class R	1,167	—
Class I	2,466,562	—
Class IS	424,904	—
Total	$3,040,857	—

Return of Capital:
Class A	$161,129	$99,428
Class A2	15,047	9,499
Class C	143,171	77,845
Class FI	532,543	512,045
Class R	6,621	3,187
Class I	16,475,580	8,930,913
Class IS	3,190,466	1,660,196
Total	$20,524,557	$11,293,113

7. Capital shares

At May 31, 2020, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2020		Year Ended May 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	312,834	$3,090,363	244,442	$2,480,833
Shares issued on reinvestment	41,848	430,047	50,089	509,403
Shares repurchased	(431,516)	(4,402,890)	(1,680,371)	(17,165,859)
Net decrease	(76,834)	$(882,480)	(1,385,840)	$(14,175,623)

Class A2
Shares sold	28,136	$287,680	15,820	$161,507
Shares issued on reinvestment	4,132	42,459	4,450	45,238
Shares repurchased	(32,940)	(339,316)	(24,235)	(246,642)
Net decrease	(672)	$(9,177)	(3,965)	$(39,897)

Class C
Shares sold	487,707	$5,049,255	221,249	$2,239,541
Shares issued on reinvestment	37,512	385,240	39,263	399,232
Shares repurchased	(346,796)	(3,540,265)	(745,107)	(7,552,266)
Net increase (decrease)	178,423	$1,894,230	(484,595)	$(4,913,493)

Western Asset Total Return Unconstrained Fund 2020 Annual Report	91

Notes to financial statements (cont’d)

	Year Ended May 31, 2020		Year Ended May 31, 2019
	Shares	Amount	Shares	Amount
Class FI
Shares sold	208,055	$2,150,179	909,032	$9,232,455
Shares issued on reinvestment	160,466	1,649,623	282,142	2,865,305
Shares repurchased	(2,074,368)	(21,096,330)	(4,848,878)	(49,265,356)
Net decrease	(1,705,847)	$(17,296,528)	(3,657,704)	$(37,167,596)

Class R
Shares sold	72,785	$727,419	17,136	$175,777
Shares issued on reinvestment	1,661	17,116	1,254	12,758
Shares repurchased	(70,287)	(706,685)	(8,251)	(84,224)
Net increase	4,159	$37,850	10,139	$104,311

Class I
Shares sold	25,649,600	$263,409,861	41,164,920	$420,031,192
Shares issued on reinvestment	4,263,268	43,833,566	4,197,719	42,699,229
Shares repurchased	(38,219,403)	(383,378,329)	(62,786,042)	(635,339,891)
Net decrease	(8,306,535)	$(76,134,902)	(17,423,403)	$(172,609,470)

Class IS
Shares sold	2,383,079	$24,677,989	6,855,953	$69,540,749
Shares issued on reinvestment	792,869	8,129,829	669,821	6,807,741
Shares repurchased	(3,027,104)	(30,705,701)	(2,949,313)	(29,874,295)
Net increase	148,844	$2,102,117	4,576,461	$46,474,195

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended May 31, 2020. The following transactions were effected in shares of such companies for the year ended May 31, 2020.

92	Western Asset Total Return Unconstrained Fund 2020 Annual Report

	Affiliate Value at May 31, 2019

		Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio, LLC	$57,276,616	$240,680,052	240,680,052	$297,956,668	297,956,668
Western Asset Premier Institutional Government Reserves, Premium Shares	—	387,961,532	387,961,532	377,785,535	377,785,535
	$57,276,616	$628,641,584		$675,742,203

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2020
Western Asset Government Cash Management Portfolio, LLC	—	$390,562	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	138,966	—	$10,175,997
	—	$529,528	—	$10,175,997

9. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	93

Notes to financial statements (cont’d)

For the year ended May 31, 2020, the Fund incurred a commitment fee in the amount of $9,869. The Fund did not utilize the Redemption Facility during the year ended May 31, 2020.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$34,387,539	$46,632,989
Net long-term capital gains	3,040,374	—
Total taxable distributions	$37,427,913	$46,632,989
Tax return of capital	20,524,557	11,293,113
Total distributions paid	$57,952,470	$57,926,102

As of May 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(2,037,849)
Other book/tax temporary differences(a)	(79,861,307)
Unrealized appreciation (depreciation)(b)	3,534,286
Total distributable earnings (loss) — net	$(78,364,870)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options, foreign currency contracts and other derivatives, the difference between cash and accrual basis distributions paid, the deferral of certain late year losses for tax purposes, book/tax differences in the accrual of interest income on securities in default and book/ tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the cost basis of investments in partnerships and inflation-indexed bonds.

11. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts, where applicable, that have been presented to the shareholders of the Fund for their approval.

94	Western Asset Total Return Unconstrained Fund 2020 Annual Report

*  *  *

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

12. Subsequent event

Effective June 30, 2020, the Fund expects to begin declaring and paying dividends from net investment income on a quarterly basis.

Western Asset Total Return Unconstrained Fund 2020 Annual Report	95

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Total Return Unconstrained Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Total Return Unconstrained Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
July 17, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

96	Western Asset Total Return Unconstrained Fund 2020 Annual Report

Board approval of new management and new subadvisory agreements (unaudited)

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating, together with its subsidiaries, as Franklin Templeton (“Franklin Templeton”), and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement (the “Transaction Agreement”) for Franklin Templeton to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the Fund’s subadvisers, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Subadvisers” and together with Western Asset, the “Subadvisers” and, collectively with the Manager, the “Advisers”), each currently a wholly owned subsidiary of Legg Mason, would become a wholly owned subsidiary of Franklin Templeton (the “Transaction”). The Transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the Transaction is expected to be consummated in the latter part of 2020. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the Transaction will result in the automatic termination of the Fund’s current management agreement with the Manager (the “Current Management Agreement”) and the current Sub-advisory Agreements between the Manager and each of the Subadvisers (the “Current Sub-advisory Agreements” and, collectively, the “Current Agreements”).

Therefore, at a meeting of the Board of Directors of Western Asset Funds, Inc. (the “Corporation”) held on April 14, 20201, the Board, including the Directors who are not considered to be “interested persons” of the Corporation (the “Independent Directors”) under the 1940 Act, approved a new management agreement (the “New Management Agreement”) between the Corporation and the Manager with respect to the Fund, a series of the Corporation, and the new sub-advisory agreements (the “New Sub-Advisory Agreements”, collectively, the “New Agreements”) between the Manager and the Subadvisers with respect to the Fund. The Board also authorized the Fund’s officers to submit the New Agreements to Fund shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in April, 2020. In the event the Fund’s shareholders do not approve the New Agreements and the Transaction is completed, the Directors have also approved an interim investment management agreement

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Directors participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Directors, including a majority of the Independent Directors, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

Western Asset Total Return Unconstrained Fund	97

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

between the Manager and the Fund (the “Interim Management Agreement”) and interim sub-advisory agreements between the Manager and the Subadvisers (the “Interim Sub-advisory Agreements” and, collectively, the “Interim Agreements”) that will take effect upon the closing of the Transaction to enable the Manager and Subadvisers to serve as investment managers of the Fund following the termination of the Current Agreements and pending shareholder approval of the New Agreements.

On March 9, 2020, during a telephonic meeting, the Directors discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Legg Mason funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by the Subadvisers and the combination of Legg Mason’s and Franklin Templeton’s distribution resources.

On April 8, 2020, the Independent Directors met with representatives of Legg Mason to discuss the Transaction and the New Agreements. In addition, the Independent Directors met separately, with the assistance of their independent legal counsel, to discuss and evaluate the information provided and to consider what additional information was desired.

The Independent Directors considered, among other things, whether it would be in the best interests of the Fund and its shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Fund and its shareholders. To assist the Directors in their consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before or during the April 14, 2020 meeting, the Directors sought additional information as they deemed necessary and appropriate. In connection with the Directors’ consideration of the New Agreements, the Independent Directors worked with their independent legal counsel to prepare requests for information that were submitted to Franklin Templeton and Legg Mason. The Directors requested information relevant to the consideration of the New Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Fund and its shareholders. Franklin Templeton and Legg Mason provided documents and information in response to the request for information. Following their review of this information, the Independent Directors submitted supplemental due diligence requests for additional information to Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to this supplemental diligence request, which the Directors reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of the meeting and addressed various questions raised by the Directors.

98	Western Asset Total Return Unconstrained Fund

At the April 14, 2020 meeting, representatives of Legg Mason (including representatives of each Adviser) and Franklin Templeton made presentations to, and responded to questions from, the Directors. After the presentations and after reviewing the written materials provided, the Independent Directors met in executive session with their counsel to consider the New Agreements.

The Directors’ evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held in November 2019 and at other prior Board meetings.

Among other things, the Directors considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii)	that Franklin Templeton has informed the Directors that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason have informed the Directors that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason have informed the Directors regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that there are not expected to be any changes to the Fund’s custodian or other service providers as a result of the Transaction;

(vi)

that Franklin Templeton has informed the Directors that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the Directors before making any changes;

(vii)	that Franklin Templeton does not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

Western Asset Total Return Unconstrained Fund	99

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)

that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Fund to grow assets and lower expense ratios by spreading expenses over a larger asset base;

(x)	that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi)	the fact that the Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(xii)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xiii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Directors approve the New Agreements;

(xiv)

that the Current Agreements are the product of multiple years of review and negotiation and information received and considered by the Directors in the exercise of their business judgment during those years, and that within the past year the Directors had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Directors’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to the Fund, and that the management and subadvisory fees paid by or in respect of the Fund represented reasonable compensation to the Advisers in light of the services provided, the costs to the applicable Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Directors considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xv)	that the Current Agreements were considered and approved in November 2019;

100	Western Asset Total Return Unconstrained Fund

(xvi)

that the Fund will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvii)

that under the Transaction Agreement Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton represented to the Directors that it would conduct its business such that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on the Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Directors considered information received in connection with the most recent Board approval/continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. The Directors noted that, although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the New Sub-Advisory Agreements between the Manager and the Non-U.S. Subadvisers with respect to the Fund in addition to the information provided by Franklin Templeton in connection with their evaluation of the New Agreements. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Subadvisers because the Manager pays the Subadvisers for services provided to the Fund out of the management fee the Manager receives from the Fund. In connection with the most recent approval/continuation of each Current Agreement, and in connection with their review of each New Agreement, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

Western Asset Total Return Unconstrained Fund	101

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

The information provided and presentations made to the Directors encompassed the Fund and all other funds for which the Directors have responsibility. The discussion below covers both the advisory and the administrative functions rendered by the Manager, both of which functions are encompassed by the New Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the New Sub-Advisory Agreements.

The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the New Management Agreement and the New Sub-Advisory Agreements. The Independent Directors also reviewed the proposed approval of the New Management Agreement and the New Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Directors considered the New Management Agreement and the New Sub-Advisory Agreements separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

The Directors received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Directors considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers , including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Directors have received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Directors’ evaluation of the services provided by the Manager and the Subadvisers took into account the Directors’ knowledge gained as Directors of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and shareholder support services. In addition, the Directors reviewed the quality of the Manager’s and the Subadvisers’ services with respect to compliance with the investment policies of the Fund and conditions that might affect the Manager’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the New Agreements, including its business reputation, financial condition and operational stability. The Directors observed that the scope of services

102	Western Asset Total Return Unconstrained Fund

provided by the Manager and the Subadvisers, and the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Directors also noted that on a regular basis they received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in their evaluation of the New Agreements. The Directors also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadvisers’ risk management processes.

The Directors considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

The Directors also reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadvisers’ senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Directors considered the experience of each Adviser’s personnel in providing the types of services that the Adviser is responsible for providing to the Fund; the ability of each Adviser to attract and retain capable personnel; the investment philosophy and research and decision-making processes of the Subadvisers; the capability and integrity of each Adviser’s senior management and staff; and the level of skill required to provide the applicable services to the Fund. The Directors also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Directors considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. The Directors also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund. In addition, the Directors considered management’s periodic reports to the Directors on, among other things, its business plans and any organizational changes. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that the Manager and each of the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an

Western Asset Total Return Unconstrained Fund	103

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Directors were provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Directors found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Directors also noted that they had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Directors considered the Fund’s performance in light of overall financial market conditions.

The Directors noted that the performance of the Fund exceeded its peer group’s average performance for the one-, three-, five-, and ten-year periods ended December 31, 2019. With respect to the Fund, the Directors considered the factors involved in the Fund’s performance relative to the performance of its investment benchmark and peer group.

Based on their review of the materials provided and the assurances received from Franklin Templeton and Legg Mason, the Directors determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Manager and Subadvisers to provide those services, and the Directors concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements were sufficient for approval.

The Directors considered that they had reviewed the Fund’s management fee and total expense ratio at the 2019 contract renewal meetings. The Directors considered that the New Agreements do not change the Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect.

The Directors also considered the management fee payable by the Fund to the Manager, the total expenses payable by the Fund and the fact that the Manager pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by one or more of the Subadvisers. The Directors observed that the management fee paid by the Fund to the Manager was higher than the average of the combined advisory and administration fees paid by funds in its peer group and that total expenses for the Fund were approximately the same as the median of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the management fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that

104	Western Asset Total Return Unconstrained Fund

the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

In evaluating the costs of the services to be provided by the Manager and Subadvisers under the New Agreements, the Directors considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Directors determined that the Transaction would not increase the total fees payable by the Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Directors determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

The Directors received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Directors also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Directors received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Directors not excessive in light of the nature, extent and quality of the services provided to the Fund. The Directors noted that Western Asset does not have soft dollar arrangements.

The Directors considered, in light of the profitability information provided by the Manager and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

The Directors noted that Franklin Templeton and Legg Mason are expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Fund resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Fund, nor to quantify at this time any possible future economies of scale. The Directors noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

Western Asset Total Return Unconstrained Fund	105

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

The Directors further evaluated the benefits of the advisory relationship to the Manager and the Subadvisers, including, among others, the profitability of the relationship to the Manager and the Subadvisers, the direct and indirect benefits that the Manager and each Subadviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between the Manager, the Subadvisers and certain service providers for the Fund. The Directors considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Directors considered that the ancillary benefits that the Manager and its affiliates received are reasonable. In evaluating the fall-out benefits to be received by the Manager and Subadvisers under the New Agreements, the Directors considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements. The Board considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Fund. The Board also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment that they were generally satisfied with the quality of services being provided by the Manager and the Subadvisers, but they would continue to closely monitor the performance of the Manager and the Subadvisers. After consideration of all the factors and information, and in the exercise of their business judgment, the Directors, including the Independent Directors, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders and approved the New Agreements and recommended that shareholders approve the New Agreements.

106	Western Asset Total Return Unconstrained Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Total Return Unconstrained Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†.A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership — resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Directors and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Western Asset Total Return Unconstrained Fund	107

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

108	Western Asset Total Return Unconstrained Fund

Independent Directors†† (cont’d)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Western Asset Total Return Unconstrained Fund	109

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors†† (cont’d)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years

Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Interested Director

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)
Interested Director and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Director[3]	148
Other Directorships held by Director during the past five years	None

110	Western Asset Total Return Unconstrained Fund

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Total Return Unconstrained Fund	111

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Managing Director (since 2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.; formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

112	Western Asset Total Return Unconstrained Fund

Additional Officers (cont’d)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Termof office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

††	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Director.

**	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Total Return Unconstrained Fund	113

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2020:

Record date:	Daily	Daily	12/5/2019
Payable date:	June 2019 to December 2019	January 2020 to May 2020	12/6/2019
Interest from Federal Obligations	15.13%	—	—
Tax Return of Capital	—	100.00%	—
Long-Term Capital Gain Dividend	—	—	$0.021560

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

114	Western Asset Total Return Unconstrained Fund

Western Asset

Total Return Unconstrained Fund

Directors*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson**

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*

During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

**	Effective March 6, 2020, Mr. Larson became a Director.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Total Return Unconstrained Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Total Return Unconstrained Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return Unconstrained Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013140 7/20 SR20-3927

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2019 and May 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $228,275 in May 31, 2019 and in $173,112 in May 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,000 in May 31, 2019 and $0 in May 31, 2020.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2019 and $0 in May 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in May 31, 2019 and $0 in May 31, 2020, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2019 and May 31, 2020; Tax Fees were 100% and 100% for May 31, 2019 and May 31, 2020; and Other Fees were 100% and 100% for May 31, 2019 and May 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $678,000 in May 31, 2019 and $457,301 in May 31, 2020.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.*

Jane F. Dasher*

Anita L. DeFrantz*

Susan B. Kerley*

Michael Larson**

Ronald L. Olson*

Avedick B. Poladian*

William E.B. Siart*

Jaynie M. Studenmund*

Peter J. Taylor*

*   During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

** Effective March 6, 2020, Mr. Larson became a Director.

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 23, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: July 23, 2020